UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CITIZENS HOLDING COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Citizens Holding Company

521 Main Street

Philadelphia, Mississippi 39350

March 23, 2017

Dear Shareholders:

On behalf of our Board of Directors, we cordially invite you to attend the 2017 Annual Meeting of Shareholders of Citizens Holding Company (the “Annual Meeting”). The Annual Meeting will be held beginning at 4:30 p.m., Central time, on Tuesday, April 25, 2017, at the main office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350. The formal Notice of the Annual Meeting appears on the next page.

The Annual Meeting has been called for the following purposes: (1) to set the number of directors to serve on the Board of Directors at ten; (2) to elect the four Class III directors named herein, each for a three-year term; (3) to approve, on an advisory (non-binding) basis, our executive officer compensation; (4) to amend and restate our Articles of Incorporation and Bylaws to (i) authorize five million shares of preferred stock, with rights and preferences as may be determined from time to time by the Board of Directors, (ii) delete the special shareholder voting requirement for approval of certain takeover transactions, (iii) authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation, (iv) authorize the Board of Directors to fill any vacancies occurring in the Board, (v) delete the affirmative election regarding the Mississippi Control Share Act, (vi) add an exclusive forum provision, (vii) delete cumulative voting and provide for election of directors by majority voting, and (viii) provide for non-substantive revisions consistent with current corporate laws; (5) to ratify our Board of Directors’ appointment of our independent public accountants for the fiscal year ending December 31, 2017; and (6) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. We are first distributing the accompanying proxy statement and proxy card to our shareholders on or about March 23, 2017. We urge you to review the proxy statement and each of the proposals carefully. Regardless of the number of shares of our common stock you own, it is important that your views be represented regardless of whether you are able to be present at the Annual Meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Our Board of Directors recommends a vote “FOR” each proposal.

We are grateful for our shareholders’ continued interest in Citizens Holding Company and are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope you will continue to do so and again urge you to return your proxy card as soon as possible.

Sincerely,

/s/ Greg L. McKee
Greg L. McKee
President and Chief Executive Officer

Citizens Holding Company

521 Main Street

Philadelphia, Mississippi 39350

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TIME:	4:30 p.m., Central time, on Tuesday, April 25, 2017

PLACE:	The Citizens Bank of Philadelphia 521 Main Street Philadelphia, Mississippi 39350

ITEMS OF BUSINESS:

(1)    To set the number of directors to serve on our Board of Directors at ten;

(2)    To elect the four Class III directors named herein, each for a three-year term;

(3)    To approve, on an advisory (non-binding) basis, our executive officer compensation;

(4)    To amend and restate our Articles of Incorporation and Bylaws to (i) authorize five million shares of preferred stock, with rights and preferences as may be determined from time to time by the Board of Directors, (ii) delete the special shareholder voting requirement for approval of certain takeover transactions, (iii) authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation, (iv) authorize the Board of Directors to fill any vacancies occurring in the Board, (v) delete the affirmative election regarding the Mississippi Control Share Act, (vi) add an exclusive forum provision, (vii) delete cumulative voting and provide for election of directors by majority voting, and (viii) provide for non-substantive revisions consistent with current corporate laws;

(5)    To ratify our Board of Directors’ appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(6)    To transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

RECORD DATE:	You can vote if you are a shareholder of record as of the close of business on March 10, 2017.

ANNUAL REPORT:	Our 2016 Annual Report, which is not a part of the proxy solicitation material, is enclosed.

PROXY VOTING:	It is important that your shares of common stock be represented and voted at the Annual Meeting. Please mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

INTERNET AVAILABILITY:	Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on April 25, 2017. The proxy statement, proxy card and annual report are available at www.citizensholdingcompany.com/proxymaterials.

By Order of the Board of Directors

/s/ Mark D. Taylor

Mark D. Taylor
Secretary

Philadelphia, Mississippi

March 23, 2017

CITIZENS HOLDING COMPANY

PROXY STATEMENT

i

REPORT OF THE AUDIT COMMITTEE	30

PROPOSAL NOS. 1 AND 2 - SIZE OF THE BOARD AND THE ELECTION OF DIRECTORS	31
Proposal No. 1 - Setting the Number of Directors on our Board of Directors at Ten	31
How does Proposal No. 1 affect the election of directors?	31
What are the voting procedures?	31
Proposal No. 2 – Election of the Four Class III Directors Named Herein, each to serve a three-year term	32
What happens if a shareholder has submitted a nominee for election as director?	32
What are the voting procedures?	32

PROPOSAL NO. 3 – APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF OUR EXECUTIVE OFFICER COMPENSATION	33
Background	33
What are the voting procedures?	34

PROPOSAL NOS. 4(I)-(VIII) – APPROVE RESTATED ARTICLES OF INCORPORATION AND BYLAWS	34
Proposal No. 4(i) - Authorize Five Million Shares of Preferred Stock, with rights and preferences as may be determined from time to time by the Board of Directors	34
What is the Purpose of the Proposed Amendment to Authorize Shares of Preferred Stock?	34
What are the voting procedures?	35
Proposal No. 4(ii) - Delete the Special Shareholder Voting Requirement for Approval of Certain Takeover Transactions	35
What is the Purpose of the Proposed Amendment to Delete the Special Shareholder Voting Requirement for Approval of Certain Takeover Transactions?	35
What are the voting procedures?	36
Proposal No. 4(iii) - Authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation	36
What is the Purpose of the Proposed Amendment to authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation?	36
What are the voting procedures?	37
Proposal No. 4(iv) - Authorize the Board of Directors to fill any vacancies occurring in the Board	37
What is the purpose of the proposed amendment to authorize the Board of Directors to fill any vacancies occurring in the Board?	37
What are the voting procedures?	37
Proposal No. 4(v) -Delete the affirmative election regarding the Mississippi Control Share Act.	38
What are the voting procedures?	38
Proposal No. 4(vi) - Add an Exclusive Forum Provision	38

CITIZENS HOLDING COMPANY

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, APRIL 25, 2017

This proxy statement is furnished to the shareholders of Citizens Holding Company in connection with the solicitation of proxies by our Board of Directors for the 2017 Annual Meeting of Shareholders to be held at 4:30 p.m., Central time, on Tuesday, April 25, 2017, at our main office, 521 Main Street, Philadelphia, Mississippi 39350, and any adjournments or postponements thereof (the “Annual Meeting”). In this proxy statement, Citizens Holding Company is referred to as “Citizens,” “we,” “our,” “us,” or “the Company,” and The Citizens Bank of Philadelphia is referred to as the “Bank.” We are first distributing this proxy statement and accompanying proxy card to our shareholders on or about March 23, 2017.

VOTING YOUR SHARES

Why am I receiving these materials?

You are receiving a proxy statement because you owned shares of our common stock on March 10, 2017 and that entitles you to vote at the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so you can make an informed decision.

Who is soliciting proxies from the shareholders?

Our Board of Directors is soliciting the enclosed proxy. The proxy provides you with the opportunity to vote on the proposals presented at the Annual Meeting.

What will be voted on at the Annual Meeting?

The enclosed proxy provides the opportunity for you to vote on the following proposals:

1.	to set the number of directors on our Board of Directors at ten;

2.	to elect the four Class III directors named herein, each for a three-year term;

3.	to approve, on an advisory (non-binding) basis, our executive officer compensation;

4.

to amend and restate our Articles of Incorporation and Bylaws to (i) authorize five million shares of preferred stock, with rights and preferences as may be determined from time to time by the Board of Directors, (ii) delete the special shareholder voting requirement for approval of certain takeover transactions, (iii) authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation, (iv) authorize the Board of Directors to fill any vacancies occurring in the Board, (v) delete the affirmative election regarding the Mississippi Control Share Act, (vi) add an exclusive forum provision, (vii) delete cumulative voting and provide for election of directors by majority voting, and (viii) provide for non-substantive revisions consistent with current corporate laws;

5.	to ratify our Board of Directors’ appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2017.

For the proposal to elect directors, you may vote “FOR” all of the nominees in Class III, “FOR” one or more nominees in Class III but not the others, or you may “WITHHOLD” your vote for all nominees in Class III. For proposals 1, 3, 4(i)-(viii), and 5, you may vote “FOR” the approval of the proposal or “AGAINST” its approval, or you may “ABSTAIN” from voting on the proposal. The enclosed proxy card also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the Annual Meeting. Each proposal is a separate matter for the shareholders to vote on, including each separate proposal item described with respect to amending and restating our Articles of Incorporation and Bylaws. No one proposal’s approval is subject to or conditioned upon the approval of any other proposal.

Who bears the cost of the proxy solicitation?

We generally bear all costs of soliciting proxies. We have retained and pay a fee to American Stock Transfer and Trust Company to act as our registrar and transfer agent and to assist in the solicitation of proxies, but we pay no separate compensation solely for the solicitation of proxies. We intend to solicit proxies primarily through the use of the mail. Our directors, officers and employees may solicit proxies by telephone, mail, facsimile, via the Internet or overnight delivery service. These individuals will not receive separate compensation for these services. We will also, in accordance with the regulations of the Securities and Exchange Commission (the “SEC”), reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Who can vote at the Annual Meeting, and how are votes cast?

Our Board of Directors fixed the close of business on Friday, March 10, 2017, as the record date for our Annual Meeting. Only shareholders of record on that date are entitled to receive notice of and to vote at the Annual Meeting. As of March 10, 2017, our only outstanding class of securities was common stock, $0.20 par value per share. On that date, we had 22,500,000 shares of common stock authorized of which 4,887,079 shares of common stock were outstanding.

You can vote either in person at the Annual Meeting (if you, rather than your broker, are the record holder of the stock) or by proxy, whether you attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and either return it in the enclosed postage-paid envelope in time for us to receive it prior to the Annual Meeting or attend the Annual Meeting and submit the proxy at that time.

Can I vote if I hold my shares of common stock in “street name?”

If on March 10, 2017 your shares of common stock were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes must be present to hold the Annual Meeting?

A “quorum” must be present to hold our Annual Meeting. A majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. Your shares, once represented for any purpose at the Annual Meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment unless a new record date is set for the adjourned meeting. This is true even if you abstain from voting with respect to any matter brought before the Annual Meeting.

How many votes does a shareholder have per share of common stock?

Our shareholders are entitled to one vote for each share of common stock held, except that as to the proposal to elect the Class III directors named herein, shareholders may cumulate their votes. Cumulative voting is described below.

What vote is required for approval of proposals at the Annual Meeting?

The Articles of Incorporation require that the affirmative vote of at least 80% of the total outstanding shares entitled to vote is required to adopt Proposal 4(ii) (to delete the special shareholder voting requirement for approval of certain takeover transactions).

The Articles of Incorporation require that the affirmative vote of at least 75% of the total outstanding shares entitled to vote is required to adopt Proposal 4(iii) (to authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation), Proposal 4(iv) (to authorize the Board of Directors to fill any vacancies occurring in the Board), and Proposal 4(v) (to delete the affirmative election regarding the Mississippi Control Share Act).

The vote required to elect directors is described below.

For all other proposals brought before the Annual Meeting, each proposal is approved if the votes cast “FOR” each proposal are greater than the votes cast “AGAINST” each proposal.

How are directors elected?

At the Annual Meeting, you will consider a proposal to elect the four Class III directors named herein. Directors are elected by plurality vote; the candidates in each class who receive the highest number of votes cast, up to the number of directors in that class to be elected, are elected.

Generally, you may cumulate your votes to elect directors in a particular class. Cumulative voting entitles you to vote the number of shares you hold multiplied by the number of directors in each class. You can cast your votes for one nominee or distribute your total votes among all or several nominees in the class.

For example: There are four Class III directors. If you own ten shares, you have 40 votes for the Class III directors named herein. You can elect to allocate the 40 votes among the Class III director nominees by casting all votes for a single director nominee or by dividing the votes between any number of the nominees in any proportion.

How will my proxy be voted, and how are votes counted?

When your proxy card is returned, properly signed and dated, the proxy holders will vote your shares of common stock at the Annual Meeting as you instruct on your proxy card, including any adjournments or postponements of the Annual Meeting. If your proxy card is signed, but no instructions are given, the proxy holders will vote your shares of common stock at the Annual Meeting as follows:

1.	“FOR” setting the number of directors to serve on our Board of Directors at ten;

2.	“FOR” the election the four Class III director nominees named herein, each to serve a three-year term;

3.	“FOR”the approval, on an advisory (non-binding) basis, of our executive officer compensation;

4.	“FOR”the approval of the Restated Articles of Incorporation and Bylaws, including “FOR”each of the amendments to (i) authorize five million shares of preferred stock, with rights and preferences as may be determined from time to time by the Board of Directors, (ii) delete the special shareholder voting requirement for approval of certain takeover transactions, (iii) authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation, (iv) authorize the Board of Directors to fill any vacancies occurring in the Board, (v) delete the affirmative election regarding the Mississippi Control Share Act, (vi) add an exclusive forum provision, (vii) delete cumulative voting and provide for election of directors by majority voting, and (viii) provide for non-substantive revisions consistent with current corporate laws; and

5.	“FOR”the ratification of our Board of Directors’ appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2017.

To the extent that the proxy holders possess discretionary voting authority because your proxy card does not withhold authority to vote for the election of directors or for a particular nominee or provide specific instructions about the allocation of votes, the proxy holders are expected to cumulate votes in the manner most likely to elect all of the Board of Directors’ nominees for Class III director. If you hold your shares in “street name,” you must provide voting instructions to your broker. If you do not provide instructions to your broker, the shares will not be voted on for any matter on which your broker does not have discretionary authority to vote, which generally includes non-routine matters. A vote that is not cast for this reason is called a “broker non-vote.” We will treat broker non-votes as shares present for the purpose of determining whether a quorum is present at the Annual Meeting, but we will not consider broker non-votes present for purposes of calculating the vote on a particular matter, nor will we count broker non-votes as a vote “FOR” or “AGAINST” a matter or as an abstention on the matter. Proposals 1, 2 3, and 4(i)-(viii) are considered non-routine matters on which your broker will not be entitled to vote your shares without your voting instructions. Proposal 5 to be voted on at the Annual Meeting is considered a routine matter for broker voting purposes.

Under Mississippi law, an abstention by a shareholder, who is either present in person at the Annual Meeting or represented by proxy, is not a vote “cast” and is counted neither “FOR” nor “AGAINST” the matter subject to the abstention.

Can a proxy be revoked?

Yes. You can revoke your proxy at any time before it is voted. You may revoke your proxy by giving written notice to our secretary before the Annual Meeting or by granting a subsequent proxy. If you, rather than your broker, are a record holder of our stock, a proxy can also be revoked by appearing in person and voting at the Annual Meeting. Written notice of the revocation of a proxy should be delivered to the following address: Secretary, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

STOCK OWNERSHIP

Does any person own more than 5% of our common stock?

The following table sets forth as of March 10, 2017, each person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”) known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, excluding any director or officer whose ownership is reflected in the next table. Beneficial ownership has been determined under Rule 13d-3 under the Exchange Act and is based upon the number of shares of our common stock issued and outstanding as of March 10, 2017, which was 4,887,079.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Molpus Company and Richard H. Molpus, Jr. 502 Valley View Drive Philadelphia, Mississippi 39350	451,45	3(1)	9.3%

(1)	Based upon a Schedule 13G/A filed jointly by the Molpus Company and Richard H. Molpus, Jr. on January 28, 2016 with the SEC. Of the shares of common stock, par value $.20 per share, of Citizens Holding Company covered by this Schedule 13G, (i) 230,000 shares are held by the Molpus Company; (ii) 54,706 shares of our common stock are owned by Mr. Molpus personally; (iii) 33,027 shares are owned by a limited liability company in which Mr. Molpus holds a 48% membership interest (and a 51% voting interest), the Molpus Company holds a 1% membership interest, and as to which Mr. Molpus has sole investment power and has all rights and benefits to the Citizens Holding Company common stock owned by the limited liability company; and (iv) 133,720 shares of common stock that are owned by the Dick Molpus Foundation, a non-profit organization of which Mr. Molpus is a director and as to which Mr. Molpus has sole investment and voting power.

How much stock do our directors, nominees and executive officers beneficially own?

The following table includes information about the common stock owned by our directors, nominees and executive officers as of March 10, 2017, including their name, position and the number of shares beneficially owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and is based upon the number of shares of our common stock issued and outstanding as of March 10, 2017, which was 4,887,079 shares, and the number of shares exercisable within sixty days of March 10, 2017. Unless otherwise noted, these persons have sole voting power and investment power with respect to the listed shares (subject to any applicable community property laws). The address of each director and executive officer is Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

	Amount and Nature of Beneficial Ownership
	Direct	Options Exercisable Within 60 Days	Other		Total	Percent of Class

Directors and Nominees**:

Craig Dungan, MD	40,984	7,500	196	(1)	48,680	1.0%

Don L. Fulton	26,398	9,000			33,398	*

Donald L. Kilgore	8,028	9,000			17,028	*

David A. King	135,687	9,000	2,650	(2)	147,337	3.0%

Herbert A. King	109,094	9,000	167,052	(3)	285,146	5.7%

	Amount and Nature of Beneficial Ownership
	Direct	Options Exercisable Within 60 Days	Other		Total		Percent of Class
Daniel Adam Mars	17,335	7,500			24,835		*
David P. Webb	14,308	9,000			23,308	(4)	*
Amzie T. Williams	13,316	9,000			22,316		*
Terrell E. Winstead	22,649	4,500			27,149		*
Named Executive Officers:
Greg L. McKee(5)	48,800	—	1,225	(5)	50,025		1.0%
Robert T. Smith	18,653	—			18,653		*
1.All directors, nominees and executive officers as a group (11 persons):	453,252	73,500	171,123		697,875		14.1%

*	Less than 1% of the outstanding common stock.

**	The address for all beneficial owners set forth in this table is c/o Citizens Holding Company, 521 Main Street, Philadelphia, MS 39350.

(1)	Indicates shares owned by Craig Dungan’s spouse in a retirement account.

(2)	Indicates 2,650 shares owned by David A. King’s spouse, who exercises sole voting and investment power with respect to the shares and as to which Mr. King disclaims beneficial ownership.

(3)	Includes 158,987 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power, and 8,065 shares owned by K&D, L.P., a Mississippi limited partnership of which Mr. King and his spouse are the controlling general partners and as to which shares Mr. King and his spouse share voting and investment power.

(4)	Of the shares listed, 10,000 shares have been pledged as collateral for a loan.

(5)	Also a director of the Company. Indicates shares owned by Greg L. McKee’s spouse in a retirement account of which Mr. McKee is the beneficiary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership of our securities and changes in their ownership on Forms 3, 4 and 5. SEC rules require officers, directors and greater than 10% shareholders to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the 2016 fiscal year, any Form 5 and amendments thereto furnished to us with respect to the 2016 fiscal year, and certain written representations made by our directors and officers, we have determined that all required forms have been filed timely.

BOARD OF DIRECTORS

How many directors serve on the Board of Directors, and who are the current directors?

A total of ten directors currently serve on our Board of Directors. There are three classes of directors. Currently, three directors are in Class I, three directors are in Class II, and four directors are in Class III. Under the proposals described later in this proxy statement, the current Class III directors, whose terms expire at the Annual Meeting, have been nominated for reelection. If all of our Board of Directors’ nominees for election as directors are reelected by our shareholders, there will be three directors in Class I, three directors in Class II and four directors in Class III.

Our Chief Executive Officer does not serve as the Chairperson of our Board of Directors. Our Board of Directors believes that having an outside director serve as the Chairperson helps to ensure that the non-employee directors take an active leadership role on our Board of Directors, and that this leadership structure is beneficial to the Company.

The term of office of each Class III director expires at the Annual Meeting, the term of office of each Class I director expires at the 2018 Annual Meeting, and the term of office of each Class II director expires at the 2019 Annual Meeting.

CLASS I DIRECTORS

Don L. Fulton, 70, joined our Board of Directors in 1994. Mr. Fulton has served as the Corporate Project Evaluation and Review Team Coordinator for W. G. Yates and Sons, Inc., a general contractor doing business worldwide, since 2009. From 1977 to 2009, he was President and General Manager of Nemanco, Inc., a company that was primarily engaged in garment manufacturing. As a former president, Mr. Fulton offers expertise in strategic planning and lends invaluable insight to the problems and needs of small and medium size businesses.

Donald L. Kilgore, 67, joined our Board of Directors in 2001. In 2015, Mr. Kilgore joined the Mississippi Attorney General’s Office as a Special Assistant Attorney General after serving as the Attorney General for the Mississippi Band of Choctaw Indians since March 2005. Prior to that time, he was engaged in the practice of law for 26 years as a partner of the law firm of Alford, Thomas and Kilgore. As a practicing attorney, Mr. Kilgore offers expertise regarding real estate and contract law issues.

Herbert A. King, 65, joined our Board of Directors in 1997 and currently serves as Chairman of our Board of Directors. Mr. King is a civil engineer and has been associated with King Engineering, Inc. since 1990. King Engineering is primarily engaged in general civil engineering and land surveying. As a civil engineer, Mr. King provides insight into the ramifications of certain engineering issues impacting our potential real estate loans.

CLASS II DIRECTORS

David A. King, 62, joined our Board of Directors in 1997 and currently serves on the loan committee. Since 1977, Mr. King has been the proprietor of Philadelphia Motor Company, a company primarily engaged in the wholesale and retail auto parts sales. As a small business owner, Mr. King provides a first-hand perspective regarding the needs of a typical small business owner, including loans, deposit operations and other services.

Greg L. McKee, 55, joined our Board of Directors in 2001. Mr. McKee has been employed as the President and Chief Executive Officer of The Citizens Bank of Philadelphia since January 1, 2003. Prior to becoming Chief Executive Officer, he was employed as President of the Bank since January 2002. He was previously employed by the Bank as an Executive Vice-President, Senior Vice-President and Vice-President prior to January 2002. As our current Chief Executive Officer, Mr. McKee is uniquely qualified to advise the Board of Directors on our operations, competition and industry.

Terrell E. Winstead, 55, joined our Board of Directors in 2007. Since 1987, Mr. Winstead has been employed by The Molpus Company, now doing business as Molpus Woodlands Group. During that time, he has served as Controller, Vice President of Finance and has been serving as Chief Financial Officer since 1996. As a Certified Public Accountant, Mr. Winstead offers accounting expertise and financial sophistication to the audit committee and to the Board of Directors.

CLASS III DIRECTORS (NOMINEES FOR ELECTION)

Craig Dungan, MD, 54, joined our Board of Directors in 2008. Dr. Dungan is a physician specializing in gastroenterology and has been associated with Meridian Gastroenterology PLLC since 2004. Prior to that time, he practiced as a member of the Rush Medical Group. As a physician, he brings a unique perspective to the Board of Directors regarding to the needs of the medical community, especially as it relates to the Meridian, Mississippi geographic market.

Daniel Adam Mars, 37, joined our Board of Directors in 2007. Mr. Mars is currently serving in the capacity as the business manager for Mars, Mars and Mars, Attorneys-at-Law. Mr. Mars has been the owner of Adam Mars Realty since 2004. As a real estate professional, Mr. Mars’ insight into the local real estate market is invaluable to our Board of Directors when evaluating potential real estate loans.

David P. Webb, 57, joined our Board of Directors in 1998. Mr. Webb is a tax attorney and has been engaged in the practice of law since 1986. He is currently a shareholder of the law firm of Baker, Donelson, Bearman, Caldwell and Berkowitz, PC. As a practicing attorney and Certified Public Accountant, Mr. Webb provides both legal and accounting expertise.

Amzie T. Williams, 70, joined our Board of Directors in 2005. Mr. Williams is a Certified Public Accountant and was associated with A. T. Williams, CPA from 1981 until December 31, 2013 when his firm merged with Rea, Shaw, Giffin and Stuart, LLP, where he is currently of counsel. Prior to the Company going public in 1998, Mr. Williams conducted the audit for the Company and the Bank. He currently serves on the audit committee in the capacity of chairman. As a Certified Public Accountant, Mr. Williams’ knowledge of financial statements and the audit process qualifies him to be the audit committee financial expert and provides our Board of Directors with additional accounting and financial expertise and sophistication.

Are the directors independent?

Our Board of Directors has determined that each of Craig Dungan, Don L. Fulton, Donald L. Kilgore, Herbert A. King, David A. King, Daniel Adam Mars, David P. Webb, Terrell E. Winstead and Amzie T. Williams is an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

Our Board of Directors considered certain relationships between our directors and nominees for director and us when determining each director’s or nominee’s status as an “independent director” under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. In particular, our Board of Directors noted that we engaged Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, a law firm of which David P. Webb was a shareholder in 2016, to provide advice in various legal areas, including tax audits, employee benefits, civil litigation defense and general corporate law. Our Board of Directors determined that this relationship did not affect the status of Mr. Webb as an “independent director.”

There are no family relationships between any director, executive officer or persons nominated to become a director, except that David A. King and Herbert A. King are brothers.

Who are the directors of the Bank?

All of our continuing directors presently serve on the Board of Directors of The Citizens Bank of Philadelphia (the “Bank”).

How are directors compensated?

During 2016, each of our directors, including Mr. McKee, who is our employee and an employee of the Bank, received an annual retainer of $18,300, a year-end payment of $1,525 and an additional payment of $125 for each Board of Directors meeting attended. Directors who serve on the Bank’s loan committee received an additional $100 per month. Mr. McKee’s director fees are included in the “All Other Compensation” column of the Summary Compensation Table in the “Executive Compensation” section below.

We currently maintain two stock option plans for the benefit of our nonemployee directors, the 1999 Directors’ Stock Compensation Plan and the 2013 Incentive Compensation Plan. During 2016, 750 shares of restricted stock were granted to all of the directors under the 2013 Incentive Compensation Plan. We have no plans to grant future awards under the 1999 Directors’ Stock Compensation Plan.

Directors may elect to participate in the Directors’ Deferred Fee Plan maintained by the Bank. A participating director elects to defer all or part of his fees to a bookkeeping account maintained by the Bank for a period of ten years. Interest is credited to the account at 100% of Moody’s Average Corporate Bond Rate, subject to a contractual rate floor of 6.54%. Benefits are generally payable when a director attains age 70. The Bank has elected to purchase individual life insurance policies to fund its obligations under this plan.

The following table details the cash compensation, equity awards and change in the value of the deferred compensation arrangements for the year 2016.

Total 2016 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Equity Awards (2)	Deferred Compensation Change	Total
Craig Dungan, MD	$21,325	$16,133	$9,702	$47,160
Don L. Fulton	22,625	16,133	11,948	50,706
Donald L. Kilgore	21,225	16,133	—	37,358
David A. King	22,625	16,133	13,127	51,885
Herbert A. King	21,325	16,133	13,127	50,585
Daniel Adam Mars	21,325	16,133	4,752	42,210
David P. Webb	21,325	16,133	9,491	46,949
Amzie T. Williams	21,325	16,133	—	37,458
Terrell E. Winstead	22,625	16,133	—	38,758

(1)	Includes amounts voluntarily deferred to our deferred compensation plans.
(2)	Amounts represent the aggregate grant date fair value, as computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of 750 shares of stock granted to each director on April 27, 2016.

How many meetings did our Board of Directors hold during 2016?

Our Board of Directors meets monthly, generally in a joint session with the Board of Directors of the Bank. During 2016, our Board of Directors met 14 times. There were 12 regular monthly meetings and two special meetings. Each director attended at least 75% of all meetings held by our Board of Directors and the committees on which he served. The members of our Board of Directors who are “independent directors,” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules, met in executive session one time in 2016.

Our Board of Directors does not have a policy regarding director attendance at the Annual Meeting. Last year, all of the directors attended the Annual Meeting, and we expect that all directors will attend this year’s Annual Meeting.

What committees has our Board of Directors established?

Our Board of Directors has established an audit committee, a compensation committee and a nominating committee. The composition and responsibilities of the audit committee and the nominating committee are described below. The composition and responsibilities of the compensation committee are described in the “Compensation Discussion and Analysis” section below.

Who serves on the audit committee, and what are its responsibilities?

Amzie T. Williams (Chairman), Terrell E. Winstead, Don L. Fulton, and Herbert A. King are the members of the audit committee. Our Board of Directors has determined that each member of the audit committee is an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and that each meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act. Our Board of Directors has determined that Amzie T. Williams qualifies as an “audit committee financial expert” as such term is defined under SEC regulations and satisfies the financial sophistication requirements of Rule 5605(c)(2)(A) of the Nasdaq Marketplace Rules. Our Board of Directors has adopted a written charter for the audit committee that details its authority, powers and responsibilities. The committee periodically reviews the charter and makes appropriate revisions. A copy of the audit committee charter can be found on our website, www.citizensholdingcompany.com, under the “Investor Relations—Corporate Governance” tab. The information on our website is not incorporated into this proxy statement.

The audit committee reviews our financial reporting process on behalf of our Board of Directors. The audit committee’s duties and responsibilities include the following:

•	appointing (which includes the power to dismiss), compensating and overseeing our independent auditors;

•	monitoring the integrity of our financial reporting process and system of internal controls;

•	monitoring the independence and performance of our independent auditors and internal auditing department;

•	reviewing and establishing internal policies and procedures regarding audits, accounting and other financial controls;

•	reviewing the adequacy of our internal controls and determining whether new controls or procedures are necessary;

•	pre-approving all auditing and permitted non-audit services provided by our independent auditors;

•	providing an avenue of communication among our independent auditors, management, the internal auditing department, and our Board of Directors; and

•	establishing procedures for (1) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

During 2016, the audit committee held six meetings.

Who serves on the nominating committee, and what are its responsibilities?

The members of the nominating committee are Herbert A. King (Chairman), Don L. Fulton and Amzie T. Williams. Our Board of Directors has determined that each member of the nominating committee is an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The nominating committee has adopted a charter that details its authority, powers and responsibilities. The committee periodically reviews the charter and makes appropriate revisions. A copy of the nominating committee charter can found on our website, www.citizensholdingcompany.com, under the “Investor Relations—Corporate Governance” tab. The information on our website is not incorporated into this proxy statement.

The nominating committee is responsible for interviewing, evaluating, nominating and recommending individuals for membership on our Board of Directors and its committees. The nominating committee prepared the slate of candidates for election at the Annual Meeting and presented this list to our Board of Directors for their approval.

The nominating committee seeks recommendations from our existing directors to identify potential candidates to fill vacancies on our Board of Directors. The nominating committee will also consider nominees who are recommended by our shareholders. The nominating committee evaluates all nominees for election as a director, whether such individuals are recommended by our current directors, by shareholders or otherwise, using the following criteria:

•	the candidate’s independence for purposes of the Nasdaq Marketplace Rules and SEC rules;

•	the candidate’s financial sophistication for purposes of service as a member of the audit committee;

•	the candidate’s experience in banking, or in marketing, finance, legal, accounting or other professional disciplines;

•	the candidate’s capacity and desire to represent the best interests of the shareholders as a whole and not a special interest group or constituency;

•	the candidate’s familiarity with and participation in the local community and prominence and reputation in his or her profession; and

•	the candidate’s record of honest and ethical conduct, personal integrity and independent judgment.

The nominating committee also looks at the potential candidates with a purpose to include a diversity of job and life experiences drawn from shareholders throughout the geographic market served by us. We pay special attention to maintain a group of directors from all areas of expertise to add value to the Board of Directors and the decisions that they make. We believe that a board of directors that draws experience from all professions will have the ability to consider all views prior to making decisions.

Shareholder nominations must be made in accordance with our bylaws. For shareholder nominations of directors for the 2018 Annual Meeting, nominations should be made in writing and delivered to the nominating committee at the following address: Secretary, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350. Nominations must be received by the Secretary no earlier than the close of business on December 26, 2017, and not later than the close of business on January 25, 2018. As provided in our bylaws, the shareholder’s notice must set forth as to each nominee:

•	the reason for making such nomination;

•	all arrangements or understandings between the recommending shareholder and the nominee;

•	all information relating to such nominee that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act; and

•	the nominee’s written consent to being named in the proxy statement and to serve as a director if elected.

The shareholder’s notice must also set forth the name and address of the nominating shareholder and the class and amount of our stock that such shareholder beneficially owns, including evidence to support the shareholder’s ownership of such shares. If a shareholder intends to recommend a nominee for election as director or proposes any other business for consideration at an annual meeting on behalf of the beneficial owner of the shares that the recommending shareholder is the record owner of, the recommending shareholder must also provide the name and address of such beneficial owner, as well as the class and number of shares of our stock owned by such beneficial owner.

The nominating committee held three meetings in 2016.

What role does the Board of Directors play in risk management?

Both the Board of Directors as a whole and its respective committees serve an active role in overseeing management of our risks. Our Board of Directors regularly reviews, with members of our senior management and outside advisors, information regarding our strategy and key areas of the company including operations, finance, legal and regulatory, as well as the risks associated with each. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and reviewing the risks associated with our overall compensation practices and policies for all of our employees. The audit committee oversees risks associated with financial matters such as accounting, internal controls over financial reporting, tax, fraud assessment and financial policies. The nominating committee manages risks associated with corporate governance policies, the independence of our Board of Directors and potential conflicts of interest.

How does our Board of Directors respond to shareholder questions?

We do not have a formal procedure that you must follow to send questions and other communications to the Board of Directors. However, our Board of Directors does receive communications from shareholders, from time to time, and addresses the communications as appropriate. You can send communications to our Board of Directors by contacting our Treasurer and Chief Financial Officer, Robert T. Smith, in one of the following ways:

•	In writing, to Citizens Holding Company, 521 Main Street Philadelphia, Mississippi 39350, Attention: Robert T. Smith, Treasurer and Chief Financial Officer;

•	By email at rsmith@tcbphila.com; and

•	By phone at (601) 656-4692.

If you request information or ask questions that can more efficiently be addressed by management, the Treasurer and Chief Financial Officer will respond to your questions. The Treasurer and Chief Financial Officer will forward to the audit committee any shareholder communication concerning employee fraud or accounting matters. The Treasurer and Chief Financial Officer will forward to the full Board of Directors any communication relating to corporate governance or requiring action by our Board of Directors.

What are our policies and procedures regarding the review, approval or ratification of related person transactions?

On December 19, 2006, our Board of Directors adopted a written related person transaction policy, entitled “Policy and Procedures With Respect To Related Person Transactions” (referred to as the “Related Person Policy”). The Related Person Policy is administered by our audit committee. It covers any transaction, relationship or arrangement (or series of transactions, relationships or arrangements) (1) in which we or any of our subsidiaries participate or will participate, (2) where the amount involved exceeds $50,000 and (3) in which any of the following persons or entities (referred to as “related persons”) has or will have a direct or indirect material interest: (x) any of our directors, executive officers, or any owner of 5% or more of our securities, (y) any immediate family member of any of the foregoing persons, or (z)

any firm or other entity in which any of the foregoing persons is a partner, principal or holder of a 5% or greater beneficial ownership interest. Any covered transaction, relationship or arrangement is referred to as a “related person transaction.”

Pursuant to the Related Person Policy, the audit committee requires our directors and executive officers to compile a list of all related persons of the director or executive officer. Such information is also requested from owners of greater than 5% of our common stock. Nominees for election as a director and persons appointed as directors or executive officers also must compile a list of related persons for the audit committee. The directors and executive officers must provide the audit committee with updates of their list of related person when necessary. The audit committee, in its discretion, may also examine publicly-available information to ensure that each list of related persons is accurate and complete.

Once a master list of related persons is prepared, the audit committee distributes this list to the loan committee and to our Treasurer and Chief Financial Officer, who will distribute the list to such other individuals as he deems appropriate. The loan committee and other individuals then use this master list to determine if any existing or proposed transaction is a related person transaction. If a proposed related person transaction is identified, then the audit committee gathers information about the transaction, including, among other things, (1) the related person involved, (2) the material facts of the proposed transaction, including the amount involved, (3) the benefits of the transaction to us, (4) the availability of other sources of comparable products or services, and (5) an assessment of whether the terms of the proposed transaction are comparable to those available to unrelated third parties.

With this information, the audit committee determines whether the proposed related person transaction should be approved. If an audit committee member has an interest in the subject transaction, he or she is not permitted to participate in the review of the transaction. Under the Related Person Policy, the audit committee may only approve a related person transaction that is in, or at least not inconsistent with, the best interests of us and our shareholders.

If the loan committee or any other person becomes aware of an ongoing related party transaction that the audit committee has not approved, then information about the transaction similar to that described above will be compiled. The audit committee will then determine whether the transaction should be ratified or, if possible, amended or terminated. If the related person transaction is already complete, the committee must determine whether it is appropriate to attempt to rescind the transaction. Under the Related Person Policy, the audit committee must request our Treasurer and Chief Financial Officer to review our controls and procedures to ascertain why the related person transaction was not submitted to the audit committee for its prior approval. Finally, under the Related Person Policy, the audit committee is charged with reviewing annually any previously approved or ratified related party transaction that has a remaining term of more than six months or has remaining amounts payable greater than $25,000. Based on this review, the audit committee must determine whether it is in the best interests of us and our shareholders to continue, modify or terminate any ongoing related person transaction.

Were there any related person transactions that required disclosure under applicable regulations of the SEC in 2016?

In 2016, we did not engage in any related person transactions that are required to be disclosed under applicable regulations of the SEC other than indebtedness transactions described immediately below.

Are any directors, nominees or executive officers indebted to the Bank?

Certain of our directors, nominees and officers, businesses with which they are associated and members of their immediate families are customers of the Bank and have had transactions with the Bank in the ordinary course of the Bank’s business. In the opinion of our Board of Directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

EXECUTIVE OFFICERS

Who are our executive officers?

Greg L. McKee and Robert T. Smith are our only executive officers. Information about the age, position and experience of Mr. Smith is listed below. Information about Mr. McKee appears previously under the heading “Board of Directors.” Both of our executive officers are appointed annually by our Board of Directors and serve at the discretion of our Board of Directors.

Name	Age	Position
Robert T. Smith	65	Mr. Smith has been employed as our Treasurer and Chief Financial Officer since February 1996. He has been employed by the Bank as Senior Vice President and Chief Financial Officer since January 2001. Prior to that, he served as Vice President and Controller of the Bank from 1987 to 2001 and Assistant Vice President of the Bank from 1986 to 1987.

Have the Company’s Board of Directors, Director Nominees or Executive Officers been involved in any material legal proceedings?

To the best of our knowledge, during the past ten years, none of the following occurred with respect to any director, director nominee or executive officer: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses), (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities, (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed suspended or vacated, (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease–and–desist order, or removal or prohibition order, or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self–regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent, exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member (covering stock, commodities or derivatives exchanges, or other SROs).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers (“NEOs”). Our NEOs are Mr. McKee and Mr. Smith. As more fully described below, our compensation committee is charged with establishing, reviewing and administering our executive officer compensation program, including making all decisions about the compensation of our NEOs.

Who is responsible for determining compensation?

The compensation committee is responsible for determining the compensation of our NEOs and our directors. The committee consists of David P. Webb, Herbert A. King, Terrell E. Winstead and Donald L. Kilgore, who is the chairman. Each member of the compensation committee is an “independent director,” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Each member is also a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act, and each qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The compensation committee has adopted a written committee charter that details its authority, powers and responsibilities. A copy of the charter can be found on our website at www.citizensholdingcompany.com under the “Investor Relations - Corporate Governance” tab. The information on our website is not incorporated into this proxy statement. The compensation committee periodically reviews its charter and makes revisions as it deems appropriate. The compensation committee meets with the frequency necessary to perform its duties and responsibilities. The compensation committee usually makes many of its performance-based decisions at a meeting held in January of each fiscal year, including evaluating the performance of our NEOs during the immediately preceding year, determining the amount of their annual cash bonuses for the preceding year, and determining base salaries for the upcoming fiscal year. Grants of equity compensation are generally made in the first quarter of each year; however, the compensation committee did not make any equity grants during 2016. The committee met five times during 2016.

Role of Our Executive Officers.

Our executive officers compile and provide information and assist in the management and administration of our executive compensation and other benefit plans. Mr. McKee will make recommendations to the compensation committee regarding the compensation of officers, other than himself. Our executives’ responsibilities may include, but are not limited to, the following:

•	recommending pay levels and grants and awards for our officers, other than our President and Chief Executive Officer and the Treasurer and Chief Financial Officer;

•	recommending changes to ensure that our compensation programs remain competitive and align with our objectives; and

•	providing information to the compensation committee, including but not limited to (1) information concerning Company and individual performance, (2) information concerning the attainment of our strategic objectives, (3) the common stock ownership of each executive officer and his option holdings, (4) equity compensation plan dilution, and (5) peer group compensation and performance data.

Our executive officers may attend the meetings of the compensation committee, at its request, except that neither Mr. McKee nor Mr. Smith may be present during the compensation committee’s deliberation of their individual compensation. A portion of each of the five compensation committee meetings held during 2016 was an executive session during which none of our executive officers were present.

Using Compensation Consultants.

The compensation committee has the power and authority to hire outside advisors or consultants to assist the compensation committee in fulfilling its responsibilities. In 2010, the compensation committee selected an independent compensation consultant, Starting Point Companies, to review our director and executive compensation programs. Certain recommendations were implemented and are reflective in our pay practices. In addition, the compensation committee engaged Bruce Hlavacek, a registered representative of The Leaders Group, to review the Bank’s Supplemental Executive Retirement Program (the “SERP”), and the program was further reviewed by iZale Financial Group and our independent auditors. Based on those reviews, we modified the SERP to provide for lower forecasts in the rate of growth in executive pay beginning in 2012. In 2016, the compensation committee did not engage a compensation consultant. The SERP is described more fully in this CD&A.

What are the objectives of our compensation program?

The fundamental purpose of our executive officer compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, our compensation program has three basic objectives:

•	to retain and motivate our executive officers, including the NEOs;

•	to reward executive officers upon the achievement of measurable corporate, business unit and individual performance goals; and

•	to align each executive officer’s interests with the interests of our shareholders.

What are the specific elements of the compensation program, and what are they intended to address and reward?

The elements of the executive compensation program have remained substantially the same for several years. We believe our programs are effectively designed and are working well in alignment with the interests of our shareholders and are instrumental to achieving our business strategy. In determining executive compensation for 2016, the compensation committee considered that a vast majority of shareholders (approximately 63.4%) voted to approve the “say-on-pay” proposal at our 2016 Annual Meeting. As a result, the compensation committee continued to utilize the same elements it has used in previous years and will continue to consider shareholder concerns and feedback in the future.

Our compensation program includes four basic elements:

•	Base salary: This element is intended to reflect an executive officer’s job responsibilities and his value to us. It is also intended to retain our executive officers and to acknowledge each executive officer’s individual efforts in furthering our strategic goals.

•	Annual cash bonus: An annual cash bonus is one of the performance-based elements of our compensation program. It is intended to motivate our executive officers and to provide an immediate reward for short-term (annual) set performance.

•	Equity-based incentives: Grants of equity awards are the method we use to align the long-term interests of our NEOs with the interests of our shareholders, which is another element of performance-based compensation.

•	Welfare benefits and retirement plans: These benefits and plans are intended to retain qualified executive officers, by ensuring that our compensation program is competitive and provides an adequate opportunity for retirement savings.

Do we “benchmark” total compensation or any element of compensation?

No, the compensation committee does not believe it is appropriate to determine total compensation, or any element of compensation, based primarily on benchmarking, which is the practice of setting compensation based upon the compensation practices of other companies similar in size, industry and other characteristics. Usually, the compensation committee reviews the Mississippi Bankers Association Salary Survey to help it determine appropriate salary levels for all of our officers and employees, including the NEOs.

How are the relative amounts of each element of compensation determined?

The compensation committee does not use a specific formula to determine the amount allocated to each element of our compensation program. Instead, the compensation committee makes individual compensation decisions that provide for adequate exposure to equity, an appropriate mix of short-term and long-term rewards and an adequate performance based component.

How is base salary determined and adjusted?

Considerations. The compensation committee reviews and adjusts base salary annually. Adjustments are based upon a review of a variety of factors, including the following:

•	individual, Company and Bank performance, measured against quantitative and qualitative goals;

•	duties and responsibilities; and

•	compensation paid by our peer group.

Fiscal Year 2016 Decisions. The 2016 base salary of our NEOs is included in the Summary Compensation Table that follows this discussion. For 2016, base salaries increased 3.2% when compared to base salaries paid in 2015. The primary factors evaluated by the compensation committee in connection with the increases were (1) moderate growth in assets and the earnings performance of the Company, and (2) individual performance.

Fiscal Year 2017 Decisions. The compensation committee has set the following base salaries for 2017, which includes a 2.7% increase over the base salary paid in 2016:

Named Executive Officer	2017 Base Salary	Percentage Increase Over 2016 Base Salary
Greg L. McKee	$296,086	2.0%
Robert T. Smith	$175,014	4.0%

How is the annual cash bonus determined?

Considerations. At its meeting in January each fiscal year, the compensation committee analyzes our performance, Bank performance and the individual performance of each NEO with the growth of our net income being the primary consideration. For the 2016 fiscal year, the compensation committee determined that Mr. McKee would be paid a cash bonus of 25% of Mr. McKee’s 2016 base salary (“McKee Base Bonus”) and Mr. Smith would be paid a cash bonus of 15% of Mr. Smith’s 2016 base salary (“Smith Base Bonus”) if our net income attained the income level set by our Board of Directors (the “Net Income Target”). The McKee Base Bonus and the Smith Base Bonus were each subject to adjustment either up or down, based upon the difference between actual net income for 2016 and the Net Income Target. For each 1% increment actual net income varied above the Net Income Target, the McKee Base Bonus and the Smith Base Bonus were increased by 2%. For each 1% increment actual net income varied below the Net Income Target, the McKee Base Bonus and the Smith Base Bonus were decreased by 5%. The tables below demonstrate how the McKee Base Bonus and Smith Base Bonus would be determined under various scenarios.

Fiscal Year 2016 Decisions. Cash bonuses paid to our NEOs are listed on the Summary Compensation Table, which follows this discussion. In 2016, earnings were 14.7% lower than the Net Income Target and accordingly, Mr. McKee received a bonus of 6.625% of his base salary (McKee Base Bonus of 25% minus a downward adjustment of 18.375%) and Mr. Smith received a bonus of 3.975% of his base salary (Smith Base Bonus of 15% minus a downward adjustment of 11.025%). The compensation committee also determined that Mr. McKee should receive an additional bonus of $5,769 and Mr. Smith should receive an additional bonus of $4,746 to compensate for circumstances beyond their control that caused net income to be lower. This increased the total bonus paid to Mr. McKee to $25,000 and the total bonus paid to Mr. Smith to $11,435.

Fiscal Year 2017 Decisions. For the 2017 fiscal year, the compensation committee determined that a cash bonus of 25% of Mr. McKee’s 2017 base salary and 15% of Mr. Smith’s 2017 base salary would be paid as a bonus if our net income is equal to 105% of the board adopted net income budget for 2017. The compensation committee took into consideration the outlook for the national and local economy and determined that factors beyond the control of the executive officers would dictate the level of earnings for 2017. The compensation committee further determined that if we were able to attain earnings in excess of the goal, then the compensation committee would consider this to be a successful year. For each 1% increment above the target, the amount of either bonus is increased by 2%. For each 1% increment below the target, the amount of either bonus is decreased by 5%. For example, if net income exceeds the target by 5% in 2017, then the applicable bonus percentages increase to 27.5% of Mr. McKee’s base salary and 16.5% of Mr. Smith’s base salary. If net income is 5% less than the target in 2017, then Mr. McKee’s bonus percentage decreases to 18.75% of his base salary and Mr. Smith’s bonus percentage decreases to 11.25% of his base salary.

How is equity compensation determined and paid?

Considerations. Prior to 2009, equity compensation was granted under our LTIP, our 1999 Employees’ Long-Term Incentive Plan, in the form of stock options, which are used to incentivize long-term performance. In 2013, we adopted the 2013 Incentive Compensation Plan, which provides for various forms of equity awards, including stock options and restricted stock, to incentivize long-term performance. Stock options and restricted stock align management’s interests with those of our shareholders. The exercise price for stock options is always the fair market value of our common stock on the grant date, which is the closing market price of our common stock on the date of the grant as quoted on The NASDAQ Global Market (or on the immediately preceding trading date if shares are not traded on the grant date). Unless the compensation committee otherwise provides, restricted stock vest in one year and options vest in six months and one day after grant, and stock options lapse ten years after the grant date. The vesting of restricted stock and options is accelerated and an executive officer’s options remain exercisable for not less than six months following a change in control of the Company.

The compensation committee believes that the practice of making grants about the same date each year precludes any inference that we are attempting to manipulate the timing of our equity grants to take advantage of non-public information. We do not backdate options or grant options retroactively. Generally, in determining the amount of any grant, the compensation committee considers:

•	the position, responsibility and prior performance of each executive officer;

•	his ability to affect corporate performance;

•	the value of grants or awards in relation to other elements of total compensation; and

•	the number of shares of our common stock that he owns, whether directly or beneficially.

Fiscal Year 2016 Decisions. The Summary Compensation Table and the table entitled Grants of Plan Based Awards, which follow this discussion, each provide specific information about equity awards granted for the 2016 fiscal year. For 2016, in addition to the 750 shares of restricted stock granted to Mr. McKee in his capacity as a director of the Company, he was also granted 7,500 shares of restricted stock the vesting schedule of which is dependent on the five-year stock performance of the Company. During 2016, the stock price did reach the performance goal and Mr. McKee vested in 20%, or 1,500 shares of the restricted stock granted in 2015.

How are welfare and retirement plans integrated into our compensation program?

Retirement Benefits. We offer our eligible employees, including our NEOs, participation in a tax-qualified defined contribution 401(k) plan, which allows savings for retirement on a tax deferred basis. In 2016, we provided 50% matching contributions, up to 6% of compensation deferred, as well as discretionary non-matching contributions. Both contributions are subject to the completion of a three-year incremental service vesting period. The plan provides for the distribution of account balances following termination of employment, generally in the form of a lump sum. The Summary Compensation Table includes information about our contributions for the 2016 fiscal year.

Supplemental Retirement Benefits. We also maintain a Supplemental Executive Retirement Plan, or SERP, for our NEOs. The SERP is a noncontributory, nonqualified retirement plan. It generally provides for the payment of benefits upon retirement, death or disability. If a participant retires on or after reaching the age 55, the participant is entitled to receive a benefit equal to 50% of the participant’s average base salary during the three years preceding retirement. This benefit is reduced by 5% for each year between the participant’s age at retirement and his 65th birthday. The benefit is paid in monthly installments over 15 years, commencing the month after the participant’s employment ends. If Mr. Smith, who is age 65, retired at December 31, 2016, the aggregate amount of his benefit would have been $1,231,605. The present value of Mr. Smith’s early retirement benefit at December 31, 2016 was $851,639.

If a participant’s employment ends before age 55, he is entitled to receive the vested portion of his benefit in a lump sum the month following termination of employment. Each of our NEO’s benefit is fully vested. The Pension Benefits table that follows this discussion sets forth the amount of the benefit that each NEO has accrued under the SERP as of December 31, 2016.

If a participant’s employment ends within two years of a change in control, our SERP provides a benefit equal to 50% of his average base salary over the three years preceding his termination. Payment is made in monthly installments over 15 years, commencing the month after the participant’s employment ends. The term “change in control” is defined to include the following events:

•	any person or group becomes the direct or indirect beneficial owner of at least 25% of our or the Bank’s outstanding voting stock;

•	the completion of a merger of us or the Bank in which we or the Bank, as applicable, are not the surviving entity;

•	sale of our or the Bank’s assets equal to 25% of the fair market value of all of our or the Bank’s gross assets prior to the sale;

•	the members of our or the Bank’s board of directors immediately prior to a tender offer, exchange offer or contested director election cease to constitute a majority after such transaction; or

•	a tender offer or exchange offer is made which, if completed, would result in the offeror owning at least 25% of our or the Bank’s outstanding voting stock.

Welfare Benefits. We maintain a number of broad-based benefit plans that are available to all of our employees, including group medical, dental and life insurance plans, some of which are contributory.

Have we entered into employment, severance, change in control or other agreements with our NEOs?

Yes. We have entered into a change in control agreement with Mr. McKee, and our NEOs are entitled to change in control benefits under the SERP. We believe that change in control payments ensure that personal concerns do not impede transactions that may be in the best interests of our shareholders, such as a sale of the Company to a third party. The agreement is described in the section below titled “Potential Payments upon Termination or Change in Control.”

What risks are associated with our compensation practices?

We believe that any risks arising from our compensation policies and practices for our employees, including our NEOs, are not reasonably likely to have a material adverse effect on us. Our compensation program is relatively simple and has only three material elements: base salary; annual cash bonus; and equity-based incentive compensation. Base salary represents a fixed amount of payment and therefore does not encourage any excessive risk taking. The compensation committee has determined annual bonus amounts by objectively analyzing changes in our net income, which has a positive effect on shareholder value and mitigates any incentive for employees to take excessive risk. Finally, our equity-based incentive compensation program provides for various equity awards, including restricted stock and stock options. We believe that the equity component of our compensation program serves to align the long-term interest of management with the interests of shareholders and thus mitigates excessive risk taking.

How do tax, accounting and other statutes or regulations affect the compensation paid to our NEOs?

Section 162(m). Section 162(m) of the Code limits to $1 million in any taxable year the deduction a company may claim for compensation paid to each of its chief executive officer and four other highest paid officers, unless certain performance-based conditions are satisfied. Base salary and bonuses are subject to the Section 162(m) limitation. Options granted under our LTIP have been granted at fair market value and are intended to be performance-based compensation that is excluded from the determination of the limit. Given our current levels of compensation and the exclusion of options from the determination, the compensation committee does not anticipate that the compensation presently paid to any affected officer will be impacted by the limit.

Other Statutes and Regulations. In January 2006, we adopted the provisions of FASB ASC Topic 718, Compensation-Stock Compensation, which replaced FASB 123R. ASC Topic 718 establishes accounting requirements for share-based compensation to employees and carries forward prior guidance on accounting for awards to non-employees. Under ASC Topic 718, we are required to recognize compensation expense for all share-based payments to our employees, including our NEOs. Since the adoption of ASC Topic 718, we have granted 12,500 options and 9,750 shares of restricted stock to our NEOs.

What are the compensation committee’s conclusions with respect to the 2016 fiscal year?

After considering all of the elements of compensation paid to our NEOs in 2016, the compensation committee has concluded that the compensation is reasonable and not excessive. This conclusion is based upon a number of factors, including the following:

•	our earnings over the previous three years;

•	our growth in dividends;

•	that meaningful portion of our NEOs’ total compensation is subject to the achievement of performance goals; and

•	that the total compensation levels for our NEOs are consistent with the compensation levels deemed appropriate by the committee, which are less than those of our identified peer group.

Report of the Compensation Committee

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2016.

Compensation Committee:	Donald L. Kilgore, Chairman
David P. Webb
Herbert A. King
Terrell E. Winstead

Compensation Committee Interlocks and Insider Participation

David P. Webb, Donald L. Kilgore, Terrell E. Winstead and Herbert A. King are the members of the compensation committee, and they determined the compensation for our executive officers in 2016. None of the members of the compensation committee is or was an officer or employee of the Company or the Bank. During 2016, none of our NEOs served as a director or member of the compensation committee of any other entity whose executive officers served on our Board of Directors or compensation committee.

Compensation Tables

The following table provides information concerning the total compensation earned or paid to our NEOs for services rendered to us or the Bank during the 2016, 2015, and 2014 fiscal years.

Summary Compensation Table

(2016, 2015 and 2014 Fiscal Years)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Equity Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)		Total ($)
Greg L. McKee President and Chief Executive Officer	2016 2015 2014	290,280 280,280 273,444	25,000 55,040 59,816	16,133 165,345 13,800	73,098 64,785 59,345	51,089 49,315 48,539	(3)	455,600 614,765 454,944
Robert T. Smith Treasurer and Chief Financial Officer	2016 2015 2014	168,283 164,180 160,175	11,435 19,344 21,023	0 0 0	103,918 92,988 85,269	20,569 19,997 19,964	(4)	304,205 296,509 286,431

(1)	Neither Mr. McKee nor Mr. Smith received any options in 2016, 2015, or 2014. These non-cash payments only represent the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718, of 750 shares of restricted stock granted in 2014, 2015 and 2016 to Mr. McKee in his capacity as a director and 7,500 shares of restricted stock, which vest based on the five-year stock performance of the Company (the “Performance Grant”). The value of the Performance Grant in the table assumes all 7,500 shares vest. Maximum percentage of the Performance Grant vested in periods 1, 2, 3, 4 and 5, respectively, are 30%, 40%, 60%, 80% and 100%, respectively. In the event that our performance exceeds certain higher thresholds, Mr. McKee would be entitled to receive an additional 1,875 shares or 3,750 shares at the end of the five-year performance period. Any unvested shares at the end of the performance period (or upon his termination) will be forfeited. The value of the awards shown in this column is based on the grant date closing price.
(2)	This amount represents an increase in accrued benefits under our Supplemental Executive Retirement Plan.
(3)	For 2016, includes director’s fees of $21,635, our matching and profit sharing contributions to the Bank’s 401(k) plan in the amount of $18,710, the value of group life insurance premiums in the amount of $1,538, and group health premiums in the amount of $9,206.

(4)	For 2016, includes our matching and profit sharing contributions to the Bank’s 401(k) plan in the amount of $11,258, the value of group life insurance premiums in the amount of $1,310, and group health premiums in the amount of $8,001

Grants of Plan –Based Awards in 2016

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value Of Stock and Option Awards ($)(1)
Mr. McKee	April 27, 2016	750	$16,133
Mr. Smith	N/A	N/A	N/A

(1)	This column shows the full grant date fair value of the restricted stock granted in 2016 under ASC 718.

Mr. Smith was not granted any plan-based awards of stock options or restricted stock in 2016.

The following table includes information about the unexercised options and restricted stock award held by our NEOs at the end of our 2016 fiscal year, which were granted under our LTIP. The exercise price is fair market value on the date of grant, defined as the closing market price of a share of our common stock as quoted on The NASDAQ Global Market. The terms and conditions of our option grants are summarized above in the CD&A.

Outstanding Equity Awards at December 31, 2016

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options	Number of securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested($)
Greg L. McKee	4/27/2016					750	19,388
	6/22/2015					6,000	155,100

Option Exercises and Stock Vested in 2016

Name	Number of Securities Underlying Exercised Options (#)	Restricted Stock Vested (#)	Value Realized on Exercise/ Vesting ($)	Option Exercise/Vesting Date
Greg L. McKee		1,500	31,725	6/22/2016
Greg L. McKee		750	16,500	4/29/2016

Neither the Company nor the Bank maintains a tax-qualified defined benefit or pension plan. The following table includes information about the benefits accrued under the Bank’s nonqualified Supplemental Executive Retirement Plan, or SERP.

Pension Benefits

Name	Number of Years Of Credited Service	Present Value of Accumulated Benefit(1) ($)	Payments in Fiscal 2016 ($)
Greg L. McKee	33	629,323	—
Robert T. Smith	31	851,639	—

(1)	This amount represents the present value as of December 31, 2016, of the accumulated benefit necessary to fund a retirement benefit under the SERP using a 5.12% interest rate and amortizing an appropriate service cost per year until retirement.

Potential Payments upon Termination or Change in Control

The Bank has entered into an agreement with Mr. McKee, which provides for a payment upon the occurrence of a change in control, whether or not Mr. McKee’s employment continues after the change in control. In the event of a change in control, Mr. McKee will be paid an amount equal to 2.99 times his average annual compensation for the five whole calendar years immediately preceding the year of the change in control. The payment will be made in 12 equal monthly installments commencing on the first business day of the month next following the date of the change in control.

The term “change in control” is defined in Mr. McKee’s agreement to include the following events:

•	any person or group becomes the direct or indirect beneficial owner of more than 50% of the Bank’s outstanding voting stock;

•	as a result of a merger or consolidation of the Bank, less than 50% of the surviving corporation’s outstanding voting securities owned by us;

•	a transfer of substantially all of the property of the Bank other than to an entity in which the Bank owns at least 50% of the voting stock; or

•	the majority of the Bank’s board of directors is replaced without recommendation or approval of a majority of the incumbent board.

As discussed in the CD&A section of this proxy statement, the Bank’s SERP also provides for payments in the event employment is terminated in connection with a change in control. Assuming the change in control occurred on the last business day of the 2016 fiscal year, the aggregate amounts payable under Mr. McKee’s change in control agreement and each NEO’s benefit under the SERP are as follows:

Name	Change in Control Agreement	SERP	Total
Greg L. McKee	$1,009,875	$2,096,610	$3,106,485
Robert T. Smith	—	$1,231,605	$1,231,605

REPORT OF THE AUDIT COMMITTEE

The audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The audit committee is also required to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC.

Our management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of our Annual Report on Form 10-K, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management. In addition, the audit committee has discussed with HORNE LLP, our independent registered public accounting firm, the matters required by Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight, and other matters required by the charter of this committee.

The audit committee also has received the written disclosures and the letter from HORNE LLP required by the Public Company Accounting Oversight Board regarding HORNE LLP’s communications with the audit committee concerning independence, and has discussed with HORNE LLP their independence from us and our management.

The audit committee has received both management’s and the independent registered public accountant’s reports on internal control over financial reporting and has discussed the results of those audits. Management reported to the audit committee that no material weaknesses were identified by management during its assessment.

The audit committee has discussed with our management and the independent registered public accountants such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the audit committee has recommended to our Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

AUDIT COMMITTEE:

Amzie T. Williams, Chairman

Terrell E. Winstead

Don L. Fulton

Herbert A. King

PROPOSAL NOS. 1 AND 2 - SIZE OF THE BOARD AND THE ELECTION OF DIRECTORS

Proposals Nos. 1 and 2 relate to the size of our Board of Directors and the election of four Class III directors to our Board of Directors.

Proposal No. 1 - Setting the Number of Directors on our Board of Directors at Ten

Our Articles of Incorporation provide for a board of directors consisting of not less than nine nor more than 25 directors and require the shareholders to set the actual number of directors to serve on the Board of Directors at the Annual Meeting each year. Our Board of Directors currently consists of ten directors who are divided into three classes, with members of each class elected for a three-year term. The terms of the three classes are staggered such that only one class is elected by the shareholders annually. Our Board of Directors has decided to retain the size of the Board of Directors the same as determined at the 2016 Annual Meeting. Accordingly, Proposal No.  1 sets the number of directors to serve on the Board of Directors for the ensuing year at ten.

How does Proposal No. 1 affect the election of directors?

If the shareholders approve Proposal No. 1, the number of directors will remain at ten. Four Class III directors will be elected, each to serve a three-year term. If the shareholders do not approve Proposal No. 1, the number of directors on the Board of Directors will remain at ten, as fixed by the shareholders at the 2016 Annual Meeting, with four Class III directors to be elected.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to setting the number of directors to serve on the Board of Directors, the proxy holders will vote the proxies received by them “FOR” setting the number of directors to serve on the Board of Directors at ten.

Approval of this proposal requires that votes cast “FOR” exceed the votes cast “AGAINST.” Abstentions and broker non-votes have no effect.

Our Board of Directors unanimously recommends a vote “FOR” setting the number of directors to serve on our Board of Directors at ten.

Proposal No. 2 – Election of the Four Class III Directors Named Herein, each to serve a three-year term

Our Board of Directors has nominated, based upon the recommendations of our nominating committee, Craig Dungan, MD, Daniel Adam Mars, David P. Webb and Amzie T. Williams for election as Class III directors to serve until the 2020 Annual Meeting or until their successors are duly elected and qualified. Mr. Dungan, Mr. Mars, Mr. Webb and Mr. Williams currently serve as Class III members of our Board of Directors. Information about their ages and experience is provided above.

What happens if a shareholder has submitted a nominee for election as director?

Four Class III directors will be elected from the candidates listed above and any candidate that a shareholder has properly submitted as a nominee for election. As of the date of this proxy statement, we have not been advised that a shareholder intends to submit a nominee for election as a Class III director, and the proxy holders will not have discretionary authority to vote for any nominee submitted by a shareholder.

What are the voting procedures?

The four Class III nominees receiving the highest number of votes cast will be elected to serve as Class III directors. Shareholders may cumulate votes; cumulative voting is described above under the heading “Voting Your Shares.”

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the election of Class III directors, the proxy holders will vote the proxies received by them for our Board of Directors’ nominees for Class III director listed above. In addition, the proxy holders will possess the authority to cumulate votes and distribute them among our Board of Directors’ nominees in their discretion, to the extent that a shareholder does not provide instructions regarding how to cumulate votes or withhold authority to vote for the election of directors generally or for any particular nominee.

If for any reason one or more of the nominees named above is not available as a candidate for director, an event our Board of Directors does not anticipate occurring, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by our Board of Directors. If shareholders attending the Annual Meeting cumulate their votes such that all of our Board of Directors’ nominees cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

Our Board of Directors unanimously recommends a vote “FOR” the election of the four Class III directors named herein, each to serve a three-year term.

PROPOSAL NO. 3 – APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF OUR EXECUTIVE OFFICER COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that shareholders have the opportunity to vote to approve, on an advisory (non-binding) basis, our executive officer compensation commencing with our 2011 annual meeting (a so-called “say-on-pay” vote).

The advisory vote to approve executive officer compensation is an advisory, non-binding vote on the compensation of the Company’s NEOs, as described in the CD&A section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. The advisory vote to approve executive officer compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board of Directors, or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Act requires the Company to hold the advisory vote on executive officer compensation at least once every three years. We hold this advisory vote at each annual meeting.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly skilled team of executive officers, and (2) to align our executive officers’ interests with those of our shareholders by rewarding short-term and long-term performance and tying compensation to increases in shareholder value. The compensation committee believes executive officer compensation should be directly linked both to continuous improvements in corporate performance and accomplishments that are expected to increase shareholder value. The CD&A section of this proxy statement provides a more detailed discussion of the executive officer compensation program and compensation philosophy.

The vote under this Proposal No. 3 is advisory. Therefore, it is not binding on the Company, our Board of Directors or our compensation committee. Nevertheless, our Board of Directors, including our compensation committee, values the opinions of our shareholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate what actions may be appropriate to address those concerns. We conduct this say-on-pay vote annually, thus shareholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

Our Board of Directors asks you to approve the following resolution:

RESOLVED, that that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the proxy statement for the Company’s 2017 Annual Meeting is hereby approved.

What are the voting procedures?

Approval of this resolution requires that the votes cast “FOR” exceed the votes cast “AGAINST.” Abstentions and broker non-votes have no effect.

Our Board of Directors unanimously recommends a vote “FOR” the Approval, on an Advisory (Non-Binding) Basis, of our Executive Officer Compensation

PROPOSAL NOS. 4(I)-(VIII) – APPROVE RESTATED ARTICLES OF INCORPORATION AND BYLAWS

Proposals Nos. 4(i)-(viii) relate to the amendment and restatement of our Articles of Incorporation and Bylaws. There are a number of provisions that should be updated because of the passage of time and changes in the Mississippi Business Corporation Act (the “MBCA”) that are not reflected in the current Articles of Incorporation and Bylaws. Although the Bylaws may be amended by the Board of Directors without shareholder approval, since a number of the proposed changes to the Bylaws are consistent with the proposed amendments to the Articles of Incorporation, the Company is seeking shareholder approval to amend the Bylaws as well as the Articles of Incorporation.

Each of the proposed amendments discussed below are being voted on separately by the shareholders of the Company. If the shareholders approve some, but not all, of the proposals discussed below, the Articles of Incorporation and Bylaws will only be amended and restated to reflect the amendments approved by the shareholders.

The Board has considered each of the changes discussed below and has approved the Restated Articles of Incorporation and Bylaws which incorporate all of these changes. The form of the proposed Restated Articles of Incorporation is attached to this proxy statement as Exhibit A and the form of the proposed Restated Bylaws is attached to this proxy statement as Exhibit B.

Proposal No. 4(i) - Authorize Five Million Shares of Preferred Stock, with rights and preferences as may be determined from time to time by the Board of Directors

What is the Purpose of the Proposed Amendment to Authorize Shares of Preferred Stock?

At this time, the Company’s Articles of Incorporation authorizes the issuance of up to 22,500,000 shares of common stock. No preferred stock is authorized. The proposed amendment authorizes the issuance of up to 5,000,000 shares of preferred stock, and provides that the Board of Directors may establish the rights and preferences of such preferred stock from time to time. Upon adoption of this proposed amendment, prior approval of the Company’s shareholders will not be required before issuing shares of preferred stock so long as the aggregate number of shares issued does not exceed the number of shares of preferred stock authorized by the Articles of Incorporation. If this proposed amendment is adopted, the Company may issue additional shares of preferred stock with the same or different rights and preferences at any time, subject to Board approval and the Company filing an amendment to the Company’s Articles of Incorporation with the Mississippi Secretary of State prior to the issuance of a different class or series of preferred stock.

The Board of Directors has no present intent to issue any shares of preferred stock. The purpose for amending the Articles of Incorporation to authorize the preferred shares is to provide the Company with the flexibility to issue shares in the future as may be necessary or appropriate to provide additional capital resources for the Company from time to time.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation to authorize five million shares of preferred stock, with rights and preferences that may be determined by the Board from time to time.

Approval of this proposal requires that votes cast “FOR” exceed the votes cast “AGAINST.” Abstentions and broker non-votes have no effect.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation to authorize five million shares of preferred stock, with rights and preferences that may be determined by the Board from time to time.

Proposal No. 4(ii) - Delete the Special Shareholder Voting Requirement for Approval of Certain Takeover Transactions.

What is the Purpose of the Proposed Amendment to Delete the Special Shareholder Voting Requirement for Approval of Certain Takeover Transactions?

The current Articles of Incorporation and the current Bylaws each provides that shareholders holding at least 80% of the outstanding stock of the Company must approve the acquisition of the Company by any owner of 10% or more of the stock of the Company via a merger, consolidation or sale of substantially all of the assets of Company. This Article was adopted by the Company in 1982. Since that time, the Mississippi legislature has adopted the Mississippi Shareholder Protection Act and the Mississippi Control Share Act. These two Acts contain provisions that impose restrictions on the ability of a person to acquire control of a Mississippi corporation. The provisions in the Articles of Incorporation are similar, but not identical, to the provisions of the Mississippi Shareholder Protection Act and the Mississippi Control Share Act. This lack of consistency could result in problems with interpretation if an applicable transaction were to occur. In addition, since the Mississippi Shareholder Protection Act and the Mississippi Control Share Act provide the type of protection by statute that this provision in the Articles of Incorporation was originally intended to address, this provision no longer serves a viable purpose. The Board therefore recommends that this provision be deleted from the Company’s Articles of Incorporation and Bylaws.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation and Bylaws to delete the special shareholder voting requirement for approval of certain takeover transactions.

Approval of this proposal requires the affirmative vote of at least 80% of the outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation and Bylaws to delete the special shareholder voting requirement for approval of certain takeover transactions.

Proposal No. 4(iii) - Authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation.

What is the Purpose of the Proposed Amendment to authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation?

The current Articles of Incorporation provide for a range of directors from 9 to 25 and requires that the shareholders shall by resolution decide the size of the Board each year. Every year, including this year, we ask the shareholder to vote to approve the size of the Board of Directors. The MBCA permits either the Board or the shareholders to decide by resolution the number of directors, and does not require any sort of annual reaffirmation of the size of the Board. We are not aware of any public companies that require the shareholders to annually set the size of the Board. We think that it is an unnecessary item for our shareholders to have to vote on every year. Changing this provision makes it easier for the Board to adjust the size if appropriate to expand the Board when qualified candidates are identified or to contract the size of the Board if existing members resign and the Board does not believe it is necessary or appropriate to fill the vacancy. For these reasons, we propose that the Articles of Incorporation continue to provide for a range for the Board of Directors from 9 to 25, but that the Articles of Incorporation and the Bylaws each be amended to provide that the Board of Directors may fix the size of the Board from time to time by resolution so long as the size falls within the range specified in the Articles.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation and Bylaws to authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation.

Approval of this proposal requires the affirmative vote of at least 75% of the outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation and Bylaws to authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation.

Proposal No. 4(iv) - Authorize the Board of Directors to fill any vacancies occurring in the Board.

What is the purpose of the proposed amendment to authorize the Board of Directors to fill any vacancies occurring in the Board?

The current Articles of Incorporation provide that directors may only be elected at an annual meeting of the shareholders. The MBCA permits a corporate Board of Directors to fill any vacant positions created on the Board until the next shareholders meeting called for the purpose to elect directors. We believe it is in the best interest of the Company to allow the Board to fill vacancies prior to a shareholders annual meeting, as contemplated under the MBCA. For example, if a director resigned a day after the annual shareholders meeting, the Company would be required to wait an entire year until the vacancy could be filled by the shareholders voting for a new director at the next annual meeting. For this reason, we recommend that the Articles of Incorporation and Bylaws be amended to permit the Board to fill any vacancies that may occur; provided that any persons appointed to fill such vacancies will only hold office until the next meeting of shareholders held to elect directors and until their successors are elected and qualified.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation and Bylaws to authorize the Board of Directors to fill any vacancies occurring in the Board.

Approval of this proposal requires the affirmative vote of at least 75% of the outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation and Bylaws to authorize the Board of Directors to fill any vacancies occurring in the Board.

Proposal No. 4(v) -Delete the affirmative election regarding the Mississippi Control Share Act.

What is the purpose of the proposed amendment to delete the affirmative election regarding the Mississippi Control Share Act?

The current Articles of Incorporation provide that the Company elects to be governed by the provisions of the Mississippi Control Share Act. The Mississippi Control Share Act applies to the Company pursuant to the provisions of the Mississippi statute without a requirement that the Company make an affirmative election. Therefore, the affirmative election set forth in the Articles of Incorporation is unnecessary and its continued inclusion in the Articles of Incorporation may create confusion since the election is not required under applicable law. For this reason, we recommend that the Articles of Incorporation be amended to delete this provision.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation to delete the affirmative election regarding the Mississippi Control Share Act.

Approval of this proposal requires the affirmative vote of at least 75% of the outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation to delete the affirmative election regarding the Mississippi Control Share Act.

Proposal No. 4(vi) - Add an Exclusive Forum Provision.

What is the purpose of the proposed amendment to add an exclusive forum provision?

The MBCA was modified in 2016 to permit Mississippi corporations to adopt provisions in their Articles of Incorporation to authorize a corporation through its bylaws to require shareholder derivative proceedings or any other internal corporate claim that is based upon a current or former director’s or officer’s violation of a duty to be brought in the appropriate court of the county where the corporation’s principal office is located, consistent with applicable law and jurisdictional requirements. The Board believes that it is in the best interest of the Company to add a provision in its Articles of Incorporation and Bylaws to provide that these type of claims be brought in the appropriate court in Neshoba County, Mississippi, consistent with the provisions of the MBCA. We believe that adding this provision would reduce the risk of plaintiffs bringing lawsuits in locations that are remote from the Company’s location, thus minimizing the risk associated with the potential expense of defending against any such lawsuits in a remote location far away from the Company’s principal offices. If this provision is adopted, you would not be allowed to bring a derivative action as a shareholder in any jurisdiction other than a court in Neshoba County, Mississippi.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation and Bylaws to provide for an exclusive forum provision.

Approval of this proposal requires that votes cast “FOR” exceed the votes cast “AGAINST.” Abstentions and broker non-votes have no effect.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation and Bylaws to provide an exclusive forum provision.

Proposal No. 4(vii) - Delete cumulative voting and provide for election of directors by majority voting.

What is the purpose of the proposed amendment to delete cumulative voting and provide for election of directors by majority voting?

The current Bylaws provide that directors shall be elected by cumulative voting. As described in this proxy statement, cumulative voting permits shareholders to vote the number of shares the shareholder holds multiplied by the number of directors in each class. A shareholder can cast votes for one nominee or distribute the total votes among all or several nominees in the class. In reviewing shareholder voting by the Company’s shareholders over the past several years, it does not appear as though shareholders have exercised cumulative voting rights in the past by actively distributing votes in favor of one nominee over other nominees. Our belief is that public companies generally do not elect directors by cumulative voting, but rather by plurality or majority voting. We propose that the Company’s bylaws be revised to provide for the election of directors by majority voting. Majority voting provides that nominees for directors are elected by the shareholders so long as the nominee receives more votes “for” than “against”; provided that if there are more nominees than positions standing for election, then the directors are elected by a plurality of votes. For example, if there are four director positions being voted on, and there are four nominees, these four nominees will be elected as the directors so long as a majority of the shareholders eligible to vote at the meeting vote in favor of the directors. If there are five nominees for four positions, then the four nominees receiving the most votes get the board positions.

Release No. 34-15230 of the staff of the Securities and Exchange Commission provides guidance with respect to the disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the Company has no intent or plan to use the proposed change in voting for directors as an anti-takeover device, it is possible that if adopted, the change from cumulative voting to majority voting could have a potential anti-takeover effect such that a person attempting to obtain control of the Company in the future may be more successful in obtaining control of the Company through the use of cumulative voting rather than with majority voting. This could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Bylaws to delete cumulative voting and provide for election of directors by majority voting.

Approval of this proposal requires that votes cast “FOR” exceed the votes cast “AGAINST.” Abstentions and broker non-votes have no effect.

Our Board of Directors unanimously recommends a vote “FOR” amending the Bylaws to delete cumulative voting and provide for election of directors by majority voting.

Proposal No. 4(viii) - Provide for non-substantive revisions consistent with current corporate laws.

What is the purpose of the proposed amendment to provide for non-substantive revisions consistent with current corporate laws?

At the time the Articles of Incorporation were initially adopted, Mississippi law required certain provisions that are no longer required under the MBCA. In addition, certain provisions in the Articles of Incorporation and Bylaws should be updated consistent with current corporate laws. For example, the current Articles of Incorporation provide for a duration of 99 years, a lengthy recitation of the various purposes of the Company, a recital as to initial capitalization of $1,000, and a listing of the original incorporators, directors, and agent for service of process. The Restated Articles of Incorporation updates and substitutes these provisions to conform with the current MBCA requirements. Likewise, the current Bylaws are being revised to update the manner of delivery of notices, and permitting Board meetings to be held through electronic forms of communications, all as permitted under the MBCA.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the Annual Meeting. If the proxy card is signed but no instructions are given with respect to the proposed amendment, the proxy holders will vote the proxies received by them “FOR” amending the Articles of Incorporation and Bylaws to provide for non-substantive revisions consistent with current corporate laws.

Approval of this proposal requires that votes cast “FOR” exceed the votes cast “AGAINST.” Abstentions and broker non-votes have no effect.

Our Board of Directors unanimously recommends a vote “FOR” amending the Articles of Incorporation and Bylaws to provide for non-substantive revisions consistent with current corporate laws.

PROPOSAL NO. 5 – RATIFICATION OF OUR BOARD OF DIRECTORS’ APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who are our auditors?

HORNE LLP, an independent registered public accounting firm, has served as our auditor since December 31, 1998. The audit committee has appointed HORNE LLP to serve as auditor for the fiscal year ending December 31, 2017. Although the appointment of an independent auditor does not require approval by the shareholders, our Board of Directors has chosen to submit its selection for ratification by the shareholders. The audit committee, however, reserves the right to change independent auditors at any time, notwithstanding shareholder ratification.

A representative of HORNE LLP is expected to attend the Annual Meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

What fees were paid to the auditors in 2015 and 2016?

Fees related to services performed for us by HORNE LLP in fiscal years 2016 and 2015 are as follows:

	2016	2015
Audit Fees (1)	$250,000	$243,500
Audit-Related Fees (2)	19,150	18,250
Tax Fees (3)	24,500	30,035
All Other Fees	10,500	11,750

Total	$304,150	$303,535

(1)	Audit fees include fees and expenses associated with the audit of our annual financial statements, the reviews of the financial statements in our quarterly reports on Form 10-Q, and regulatory and statutory filings.
(2)	Audit-related fees primarily include professional services rendered for the audit of our employee benefit plans and technical accounting, consulting and research.
(3)	Tax fees and expenses include tax compliance services, tax advice, and tax planning assistance, all of which were pre-approved by the audit committee. All tax fees were permissible tax fees under SEC rules.

In accordance with the procedures set forth in its charter, the audit committee pre-approves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for us by our independent auditor prior to engagement for the services, subject to the de minimis exceptions for non-audit services permitted by SEC rules and regulations. For fiscal years 2016 and 2015, none of the fees listed under Audit-Related Fees,

Tax Fees or All Other Fees were covered by the de minimis exception. The chairman of the audit committee has been delegated the authority by the committee to pre-approve the engagement of the independent auditors when the entire committee is unable to do so. The chairman must report all such pre-approvals to the entire audit committee at the next committee meeting.

What are the voting procedures?

Ratification of the appointment of the independent accountants requires that the votes cast in favor exceed the votes cast against. Abstentions will have no effect.

Our Board of Directors has unanimously approved the appointment of our independent registered public accounting firm and recommends a vote “FOR” ratification of our Board of Directors’ appointment of our independent registered public accounting firm for the 2017 fiscal year.

SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

At each annual meeting, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at an annual meeting. Shareholders may also submit proposals for action at an annual meeting.

Proposals in Our Proxy Statement

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2018 Annual Meeting may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. If the 2018 Annual Meeting is held within 30 days of April 25, 2018, to be eligible for inclusion in our proxy materials, shareholder proposals must be received by the Secretary at Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350, no later than the close of business on November 18, 2017, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Proposals to be Introduced at the 2018 Annual Meeting

For any shareholder proposal intended to be presented in connection with the 2018 Annual Meeting, including any proposal relating to the nomination of a director to be elected to our Board of Directors, but not to be included in our proxy statement for such meeting, a shareholder must give timely written notice thereof in writing to the Secretary in compliance with the advance notice and eligibility requirements contained in our bylaws. To be timely, a shareholder’s notice must be delivered to the Secretary at the address given above not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain information specified in our bylaws about each nominee or the proposed business and the shareholder making the nomination or proposal.

Under our bylaws, based upon the meeting date of April 25, 2017 for the 2017 Annual Meeting, a qualified shareholder intending to introduce a proposal or nominate a director at the 2018 Annual Meeting but not intending the proposal to be included in our proxy materials should give written notice to our Secretary not earlier than the close of business on December 26, 2017, and not later than the close of business on January 25, 2018.

The advance notice provisions in our bylaws also provide that in the case of a special meeting of shareholders called for the purpose of electing one or more directors, a shareholder may nominate a person or persons (as the case may be) for election to such position if the shareholder’s notice is delivered to the Secretary at the above address not earlier than the 120th day prior to the special meeting and not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by our Board of Directors to be elected at such meeting.

The specific requirements of our advance notice and eligibility provisions are set forth in Section 2.14 of our bylaws, as amended, a copy of which is available upon request. Such requests and any shareholder proposals should be sent to the Secretary at Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

OTHER MATTERS

As of the time this proxy statement was printed, our management was unaware of any other matters to be brought before the Annual Meeting other than those set forth herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Upon written request of any record holder or beneficial owner of shares of common stock entitled to vote at the Annual Meeting, we, without charge, will provide an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC. Requests should be mailed to Robert T. Smith, Treasurer and Chief Financial Officer, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

By Order of the Board of Directors,

/s/ Greg L. McKee

March 23, 2017	Greg L. McKee, President and
Chief Executive Officer

EXHIBIT A

FORM OF RESTATED ARTICLES OF INCORPORATION

CITIZENS HOLDING COMPANY

Pursuant to the Mississippi Code Annotated §79-4-10.07, Citizens Holding Company adopts the following restated Articles of Incorporation which consolidates all prior amendments to the Articles into this one Restated Articles of Incorporation and adopts new amendments in accordance with Mississippi Code annotated §79-4-10.06.

1.    The name of the corporation is Citizens Holding Company.

2.    The period of its duration is perpetual.

3.    The purpose for which the corporation is organized is to engage in any business that is lawful under the laws of the State of Mississippi.

4.    The aggregate number of shares the corporation is authorized to issue is 22,500,000 shares of common stock with a par value of $0.20 per share and 5,000,000 shares of preferred stock with no par value. The common stock of the corporation may be issued in such amounts and for such consideration as determined from time to time by the Board of Directors. The holders of common stock shall have unlimited voting rights and, subject to the preferences and rights, if any, of any holders of any other class of stock, holders of common stock shall have the right to receive such dividends as may be declared, from time to time, by the Board of Directors and shall be entitled to receive the net assets of the corporation upon liquidation. The Board of Directors is authorized, subject only to any limitations prescribed by law and the Articles of Incorporation, to provide for the issuance of shares of preferred stock of the corporation in one or more classes or series without any further action of the shareholders of the corporation by filing such Articles of Amendment as may be required by law establishing the number of such shares to be issued and the designation, powers, terms, preferences, rights and limitations thereof. The authority of the Board of Directors with respect to a class or series shall include, but not be limited to, the authority to determine the following:

(i) The number of shares constituting that class or series and the distinctive designation of that class or series;

(ii) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights and priorities, if any, of the right to the payment of dividends on shares of that class or series;

(iii) Whether that class or series shall have voting rights in addition to any voting rights required by law, and, if so, the terms of such voting rights;

(iv) Whether that class or series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate as a consequence of such events as the Board of Directors shall determine;

(v) Whether or not the shares of that class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date, dates or events upon or after which they shall

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be redeemable, and the amount or method of determining the amount payable in case of redemption;

(vi) Whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series, and, if so, the terms and amount of such sinking fund;

(vii) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution, or winding-up of the corporation, and the relative rights and priorities, if any, of payment of shares of that class or series; and

(viii) Any other relative rights, preferences, and limitations of that class or series..

5.    The post office address of the corporation’s registered office is 521 Main Street, P.O. Box 209, Philadelphia, Mississippi 39350, and the name of its registered agent at such address is Greg McKee.

6.    The number of directors of the corporation shall be not less than nine (9), nor more than twenty-five (25), and the Board of Directors shall establish by resolution from time to time the number of directors to serve. The corporation shall have three classes of directors, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of the shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class to expire at the third annual meeting after their election. At each annual meeting after such initial classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office for a term of three (3) years. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. The vote of shareholders required to alter, amend or repeal this Article 6 of the Articles of Incorporation or to alter, amend or repeal any other Article of the Articles of Incorporation in any respect which would or might have the effect, direct or indirect, of modifying, permitting any action inconsistent with, or permitting circumvention of this Article, shall be by the affirmative vote of at least seventy-five percent (75%) of the total voting power of all shares of stock of the corporation entitled to vote in the election of directors, considered for purposes of this Article as one class.

7.    No member of the Board of Directors may be removed, with or without cause, except at a meeting called in accordance with the Bylaws expressly for that purpose and except upon a vote in favor of such removal of the holders of seventy-five percent (75%) of the shares then entitled to vote at an election of directors; and in the event that less than the entire Board is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the class of directors of which he is a part. The vote of shareholders required to alter, amend or repeal this Article 7 of the Articles of Incorporation or to alter, amend or repeal any other Article of the Articles of Incorporation in any respect which would or might have the effect, direct or indirect, of modifying, permitting any action inconsistent with, or permitting circumvention of this Article,

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shall be by the affirmative vote of at least seventy-five percent (75%) of the total voting power of all shares of stock of the corporation entitled to vote in the election of directors, considered for purposes of this Article as one class.

8.    Unless the corporation consents in writing to the selection of an alternative forum, any derivative action under Miss. Code. Ann. § 79-4-7.41 or any other internal corporate claim that is based upon a current or former director’s or officer’s violation of a duty shall be brought in the appropriate court in Neshoba County, Mississippi, consistent with applicable law and jurisdictional requirements. Any person or entity owning, purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section.

The undersigned hereby certifies that the foregoing Restated Articles of Incorporation of Citizens Holding Company, which contains amendments requiring shareholder approval, was approved by the Board of Directors at a meeting held on March 8, 2017, and duly adopted and approved by the requisite vote of the shareholders of Citizens Holding Company at a meeting held on April 25, 2017 in the manner required by the Mississippi Business Corporation Act and by the Articles of Incorporation.

CITIZENS HOLDING COMPANY

By:
Title:

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EXHIBIT B

CITIZENS HOLDING COMPANY

PHILADELPHIA, MISSISSIPPI

SECOND AMENDED AND RESTATED BYLAWS

Preamble: These Bylaws are subordinate to and governed by the provisions of (1) the Articles of Incorporation of this corporation; and (2) the Mississippi Business Corporation Act, except to the extent that these Bylaws or the Articles of Incorporation specifically provide to the contrary, to the extent allowed by the Mississippi Business Corporation Act and Mississippi state law.

ARTICLE I. OFFICES

SECTION 1.01    Principal Office. The principal office shall be at 521 Main Street, Philadelphia, Neshoba County, Mississippi 39350. The corporation may have such other offices as are allowable by the laws of the State of Mississippi and as the Board of Directors may designate or the business of the corporation may require from time to time.

SECTION 1.02    Registered Office. The registered office of the corporation required by the Mississippi Business Corporation Act to be maintained in the State of Mississippi may be, but need not be identical with the principal office in the State of Mississippi, and the address of the registered office may be changed from time to time by the Board of Directors as provided by law.

ARTICLE II. STOCKHOLDERS

SECTION 2.01    Annual Meeting. The annual meeting of the stockholders for the purpose of electing such number of directors and for the transaction of such other business as may come before the meeting shall be held each year on the date and at the time selected by the Board of Directors and stated in the notice of the meeting.

SECTION 2.02    Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by a majority of the Board of Directors, and shall be called by the President at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting. On failure of the President so to issue such call, same may be made, and notice given as hereinafter prescribed, by those demanding such meeting. Such request shall state the purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the objects stated in the call.

SECTION 2.03    Place of Meeting. The Board of Directors may designate any place, either within or without the State of Mississippi, as the place of meeting for any annual meeting or for any special meeting of the stockholders. If no designation is made, the place of meeting shall be at the principal office of the corporation in Philadelphia, Neshoba County, Mississippi.

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SECTION 2.04    Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President or the Secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. In addition, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice can be given in any manner authorized by the Mississippi Business Corporation Act.

SECTION 2.05    Closing of Transfer Books or Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date to be not more than fifty (50) days and in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

SECTION 2.06    Presiding Officer and the Secretary. The President or, in his or her absence, an officer designated by the Board of Directors shall preside at all stockholder meetings, and the Secretary shall serve as secretary. Otherwise, a Chairman or Secretary shall be elected by the stockholders present to act in the absence of those officers.

SECTION 2.07    Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

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SECTION 2.08    Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, as long as not less than one-third of the shares entitled to vote at the meeting are represented. If a quorum is present, or the above conditions are fulfilled so that business may be transacted, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by law or the articles of incorporation or elsewhere in these bylaws by specific provision.

SECTION 2.09    Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

SECTION 2.10    Voting of Shares. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote of a meeting of stockholders.

SECTION 2.11    Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

The corporation may own shares of its own stock as provided by Mississippi law. If the corporation owns shares of its own stock at any time, those shares shall not be voted, directly or

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indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

SECTION 2.12     Voting for Directors. Except as provided in Section 3.11, a nominee for director shall be elected to the Board of Directors at any meeting of stockholders at which a quorum is present if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that nominees for director shall be elected by a plurality of the votes cast at any meeting of stockholders for which the number of nominees exceeds the number of directors to be elected. If a nominee who is an incumbent director is not elected to the Board of Directors and no successor has been elected at such meeting of stockholders, such nominee shall tender his resignation to the Board of Directors. The Nominating Committee shall make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether to take other action. The director who tenders his resignation shall not participate in the recommendation of the Nominating Committee or the decision of the Board of Directors with respect to such director’s resignation.

SECTION 2.13     Action by Stockholders Without a Meeting. Any action required to be taken at a meeting of the stockholders of the corporation, or any action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.

SECTION 2.14     Stockholder Proposals or Nominations. Except as otherwise provided herein or by action of the Board of Directors, stockholder proposals for any action at a stockholder meeting or nomination for election to the Board of Directors may be made by any stockholder entitled to vote at the meeting when the proposal is to be acted upon, or election to be held. Proposals and nominations, other than those made by or on behalf of the existing management of the corporation, shall be made in writing and shall be delivered or mailed to the President of the corporation not less than fourteen (14) days nor more than fifty (50) days prior to the meeting when the proposal is to be acted upon, or election to be held, provided however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such proposal or nomination shall be mailed or delivered to the President of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Proposals and nominations not made in accordance herewith may, in his or her discretion, be disregarded by the chairman of the meeting, and upon his or her instructions, the vote tellers may disregard all votes cast for each such proposal or nominee.

ARTICLE III. BOARD OF DIRECTORS

SECTION 3.01     General Powers. The business and affairs of the corporation shall be managed and administered by its Board of Directors. Except as limited by law, all corporate powers shall be vested in and exercised by the Board.

SECTION 3.02     Number and Tenure. Subject to the requirements of the Articles of Incorporation, the Board of Directors may from time to time determine the number of directors by Board resolution. No decrease in the number of directors shall shorten the term of any incumbent director.

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SECTION 3.03     Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw, immediately after or conjointly with, and at the same place as, the annual meeting of stockholders. The Board of Directors shall provide, by resolution, the time and place, either within or without the State of Mississippi, for the holding of additional meetings without other notice than such resolution.

SECTION 3.04     Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President, Chairman of the Board of Directors or by a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Mississippi, as the place for holding any special meeting of the Board of Directors called by them.

SECTION 3.05     Action by Directors Without a Meeting. Any action required to be taken at a meeting of the Board of Directors of the corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

SECTION 3.06     Notice. Notice of any special meeting shall be given by written notice delivered personally or mailed to each director at his or her business address, or by electronic transmission. If notice is by personal delivery, the delivery shall be at least two (2) days prior to the special meeting. If notice is given by mail, such notice shall be deposited in the United States mail and addressed to each director at his or her business address with postage thereon prepaid at least five (5) days prior to any special meeting. If notice is given by electronic transmission, such notice shall be made at least two (2) days prior to any special meeting. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 3.07     Quorum. A majority of the number of directors elected and serving within the limits fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at the meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 3.08     Organization. The Board of Directors shall elect one of its members Chairman, who shall preside at all meetings of the Board. By resolution, the Board of Directors shall designate from among its members other committees, each of which shall have all the authority of the Board of Directors except as limited in such resolution or bylaw, and except as provided by law. All such committees shall keep regular minutes of their meetings and shall report their actions to the Board of Directors at its next meeting.

SECTION 3.09     Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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SECTION 3.10     Vacancies. Any vacancies in the Board of Directors, whether caused by resignation, removal, death, increase in the number of directors or otherwise, may be filled through appointment by a majority of the remaining directors then in office; provided, however, should a vacancy cause the number of directors to be less than the number required for a quorum, then the majority of the remaining directors then in office shall appoint at least the number of directors necessary to constitute a quorum. A director thus appointed to fill any vacancy shall hold office until the next annual meeting of the stockholders or until his successor is elected and qualified.

SECTION 3.11     Compensation. By resolution of the Board of Directors, the directors may be paid for the expense, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. However, no such payment shall preclude any director from serving the corporation as an officer or in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending meetings.

SECTION 3.12     Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation within twenty-four (24) hours after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

SECTION 3.13     Action by Simultaneous Communication. The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating by this means is deemed to be present in person at the meeting.

ARTICLE IV. OFFICERS

SECTION 4.01     Generally. The officers of the corporation shall consist of a President, a Vice President, a Secretary and a Treasurer. Officers shall be elected by the Board of directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his or her office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any one or more offices may be held by the same person, except the offices of President and Secretary. Officers do not have to be stockholders.

SECTION 4.02     President. The Board of Directors shall appoint a President of the corporation to serve at the pleasure of the Board. The President shall supervise the carrying out of the policies adopted or approved by the Board and shall be the Chief Executive Officer of the corporation. He or she shall have general executive powers, as well as the specific powers conferred by these Bylaws. He or she shall also have and may exercise such further powers and

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duties as from time to time may be conferred upon, or assigned to, him or her by the Board of Directors. A Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

SECTION 4.03     Vice Presidents. The Board of Directors may appoint one or more Vice Presidents and shall have the authority to designate different classes of Vice Presidents, including Executive Vice Presidents, Senior Vice Presidents, Assistant Vice Presidents, and such other classes as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the corporation. Each Vice President shall have such powers and duties as may be assigned to him or her by the Board of Directors.

SECTION 4.04     Secretary. The Board of Directors shall appoint a Secretary, who shall: (a) keep the minutes of the stockholders and of the Board of Directors meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by each stockholder; (e) sign with the President or other designated officer stock certificates of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him or her by the President or by the Board of Directors.

SECTION 4.05     Other Officers. The Board of Directors may appoint one or more such other officers as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors or the President.

SECTION 4.06     Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed, and the election of another person to an office shall automatically remove the incumbent from such office.

SECTION 4.07     Vacancies. The Board of Directors shall have authority to fill any vacancy occurring in the offices of the corporation or any office to be created by election at any regular meeting of the Board of Directors or at a special meeting of the Board of Directors called for that purpose. An officer elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

SECTION 4.08     Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary merely by reason of the fact that he or she is also a director or employee of the corporation. The President and Secretary may fix the salaries of the employees who are not officers, subject to the approval of the Board of Directors.

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ARTICLE V. STOCK CERTIFICATES AND THEIR TRANSFER

SECTION 5.01     Certificates for Shares. The shares of the corporation may be certificated or uncertificated. If the shares are certificated, the certificates shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and shall be attested by the corporate seal. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, and the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled, and no new certificates shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe. No stock certificates will be issued for fractional shares of stock, and no dividend payment will be made for fractional shares of stock.

SECTION 5.02     Transfer of Shares. The corporation, or its designated transfer agent or other agent, shall keep a book or set a books to be known as the stock transfer books of the corporation. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, save as may be expressly provided by the laws of Mississippi.

ARTICLE VI. INDEMNIFICATION

SECTION 6.01     General Provision. Subject to the provisions of Section 4 of this Article, the corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, including appeals (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with

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respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 6.02     Suits by Corporation. Subject to the provisions of Section 4 of this Article, the corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed claim, action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonable incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

SECTION 6.03     Successful Defense. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith, notwithstanding that he or she has not been successful on any other claim, issue or matter in any such action, suit or proceeding.

SECTION 6.04     Authorization of Indemnification. Any indemnification under Section 1 or 2 of this Article shall (unless ordered by a court) by made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 and 2, as the case may be. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been wholly successful on the merits or otherwise with respect to, such claim, action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

SECTION 6.05     Advance Payments. Expenses (including attorneys’ fees) incurred in defending a civil or criminal claim, action, suit or proceeding may be paid by the corporation in advance of the final disposition of such claim, action, suit or proceeding as authorized in the manner provided in Section 4 of this Article upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if and to the extent it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Section.

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SECTION 6.06     Exclusivity. The indemnification provided by this Section shall not be deemed exclusive of, and shall be in addition to, any other rights to which those indemnified may be entitled under any statute, rule of law, provision in the corporation’s certificate of incorporation, bylaw, agreement, vote of members or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 6.07     Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her statute as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Section.

SECTION 6.08     Partial Enforcement. The invalidity or unenforceability of any provision hereof shall not in any way affect the remaining provisions hereof, which shall continue in full force and effect.

ARTICLE VII. CONTRACTS, LOANS, CHECKS, DEPOSITS AND INVESTMENTS

SECTION 7.01     Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 7.02     Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances. Loans may be made by the corporation to its officers or directors subject to the guidelines imposed by law.

SECTION 7.03     Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 7.04     Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VIII. CONFIRMATION AND RATIFICATION OF CONTRACTS

SECTION 8.01     Conflicts of Interest. In the absence of fraud, no contract or other transaction of the corporation shall be affected or invalidated in any way by the fact that any of

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the directors of the corporation are in any wise interested in or connected with any other party to such contract or transaction or are themselves parties to such contract or transaction, provided that such interest shall be fully disclosed or otherwise known to the Board of Directors at its meeting at which such contract or transaction is authorized or confirmed, and provided further that at the meeting of the Board of Directors authorizing or confirming such contract or transaction, there shall be present a quorum of directors not so interested or connected and such contract or transaction shall be approved by a majority of such quorum, which majority shall consist of directors not so interested or connected. Any such contract, transaction or act of the corporation or of the Board of Directors or of any committee thereof which shall be ratified by a majority of the stockholders of the corporation, voting either in person or by proxy, at any annual meeting, or at any special meeting called for such purpose, shall be as valid and as binding as though ratified by every stockholder of the corporation. Any director of the corporation may vote upon any contract or other transaction between the corporation and any subsidiary or affiliated corporation without regard to the fact that he or she is also a director of such subsidiary or affiliated corporation.

SECTION 8.02     Ratification by Stockholders. Any contract, transaction, or act of the corporation or of the Board of Directors or any committee thereof which shall be ratified by a majority of the stockholders of the corporation, voting either in person or by proxy at any annual meeting, or at any special meeting called for such purpose, shall be as valid and binding as though ratified by every stockholder of the corporation; provided, however, that any failure of the stockholders to approve or ratify such contract, transaction, or act, when and if submitted, shall not be deemed in any way to invalidate the same or to deprive the corporation, its officers or directors of their right to proceed with such contract, transaction or action.

ARTICLE IX. YEAR

The corporation tax and accounting year shall be a fiscal year ending December 31 of each year.

ARTICLE X. DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares, payable in cash, other assets or by the way of stock dividends. No dividends will be made for fractional shares of stock.

ARTICLE XI. SEAL

The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, state of incorporation and the words “Corporate Seal.”

ARTICLE XII. WAIVER OF NOTICE

Whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these Bylaws or under the provisions of the articles of incorporation or under the provisions of the laws of the State of Mississippi, a waiver thereof in

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writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XIII. BYLAWS

SECTION 13.01     Inspection. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the principal office of the corporation and shall be open for inspection to all stockholders during regular business hours.

SECTION 13.02     Amendments. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a two-thirds (2/3s) vote of the directors then holding office at any regular or special meeting of the Board of Directors.

ARTICLE XIV. FORUM FOR ADJUDICATION OF DISPUTES

SECTION 14.01     Forum for Adjudication of Disputes. Unless the corporation consents in writing to the selection of an alternative forum, any derivative action under Miss. Code. Ann. § 79-4-7.41 or any other internal corporate claim that is based upon a current or former director’s or officer’s violation of a duty shall be brought in the appropriate court in Neshoba County, Mississippi, consistent with applicable law and jurisdictional requirements. Any person or entity owning, purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section.

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REVOCABLE PROXY

This Proxy is Solicited on Behalf of the Board of Directors of

CITIZENS HOLDING COMPANY

The undersigned does hereby nominate, constitute and appoint HERBERT A. KING and GREG L. MCKEE, or either of them (each with full power to act alone and with full power of substitution and resubstitution), as their true and lawful attorney, to vote this Proxy. The undersigned also hereby authorizes said individuals to represent the undersigned, and to vote upon all matters that may properly come before the 2017 Annual Meeting of Shareholders of Citizens Holding Company (the “Company”) to be held on Tuesday, April 25, 2017, or any adjournment(s) or postponement(s) thereof, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side and subject to the rules and regulations of the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder, with full power to vote all shares of Common Stock of the Company held of record by the undersigned on March 10, 2017. Absent specific instructions from the undersigned, this Proxy authorizes the proxy holders named herein to cumulate all votes which the undersigned is entitled to cast at the 2017 Annual Meeting for, and to allocate such votes among, one or more of the nominees for election of director listed on the reverse side as such proxy holders shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company’s Board of Directors. I acknowledge receipt of the Company’s notice and accompanying Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NOS. 1, 3, 4(i)-(viii) AND 5 AND “FOR” EACH OF THE NOMINEES FOR CLASS III DIRECTORS ON PROPOSAL 2.

IMPORTANT- This Proxy must be signed and dated on the reverse side.

Annual Meeting of Shareholders of

CITIZENS HOLDING COMPANY

April 25, 2017

Please date, sign and mail your proxy card

in the envelope provided as soon as possible.

PROPOSAL NO. 1: To set the number of directors to serve on our Board of Directors at ten.

☐     FOR                                         ☐     AGAINST                                         ☐     ABSTAIN

PROPOSAL NO. 2: To elect the four Class III directors named herein, each to serve a three-year term.

☐     FOR ALL NOMINEES            ☐     WITHHOLD AUTHORITY FOR ALL NOMINEES

☐     FOR ALL EXCEPT (See instructions below)

Nominees:	Craig Dungan, MD	( )
	Daniel Adam Mars	( )
	David P. Webb	( )
	Amzie T. Williams	( )

INSTRUCTION: To withhold authority to vote for any individual nominee(s) for Class III director, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold. If you desire to cumulate your votes in Proposal No. 2, please do so in the blanks following each name. Cumulative voting is described in the section of the Proxy Statement entitled “Voting Your Shares.”

PROPOSAL NO. 3: To approve, on an advisory (non-binding) basis, our executive officer compensation.

☐ FOR                                                 ☐ AGAINST                                                 ☐ABSTAIN

PROPOSAL NO. 4: To consider and vote upon the Restated Articles of Incorporation and Restated Bylaws, including the following separate proposals:

(i) authorize five million shares of preferred stock, with rights and preferences as may be determined from time to time by the Board of Directors;

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(ii) delete the special shareholder voting requirement for approval of certain takeover transactions;

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(iii) authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation;

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(iv) authorize the Board of Directors to fill any vacancies occurring in the Board;

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(v) delete the affirmative election regarding the Mississippi Control Share Act;

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(vi) add an exclusive forum provision;

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(vii) delete cumulative voting and provide for election of directors by majority voting; and

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

(viii) provide for non-substantive revisions consistent with current corporate laws.

☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

PROPOSAL NO. 5: To ratify the approval by our Board of Directors of our independent registered public accounting firm for the 2017 fiscal year.

☐ FOR                                                              ☐ AGAINST                                                              ☐ ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted by the individuals designated on this Proxy “FOR” Proposal Nos. 1, 3, 4(i)-(viii) and 5, and “FOR” the nominees for Class III directors on Proposal 2. If you improperly cumulate your votes for the nominees for Class III directors, the individuals designated on this Proxy will allocate such votes in a manner that they deem in their sole discretion most accurately reflects your intentions. Such allocations shall be final. The individuals designated on this Proxy will vote in their discretion on any other matter that may properly come before the meeting, subject to the rules and regulations promulgated by the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder.

Signature of Shareholder:

Date:                                                                                     , 2017

Signature of Shareholder:

Date:                                                                                     , 2017

NOTE: Please sign name exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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